UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant |X|	Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|	Preliminary Proxy Statement

|_|	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|	Definitive Proxy Statement

|_|	Definitive Additional Materials

|_|	Soliciting Material Pursuant to §240.14a-12

BlackRock Corporate High Yield Fund III, Inc.
BlackRock Corporate High Yield Fund V, Inc.
BlackRock Corporate High Yield Fund VI, Inc.
BlackRock Corporate High Yield Fund, Inc.
BlackRock Credit Allocation Income Trust I, Inc.
BlackRock Credit Allocation Income Trust II, Inc.
BlackRock Debt Strategies Fund, Inc.
BlackRock Diversified Income Strategies Fund, Inc.
BlackRock Enhanced Capital and Income Fund, Inc.
BlackRock Enhanced Government Fund, Inc.
BlackRock Floating Rate Income Strategies Fund II, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Muni Intermediate Duration Fund, Inc.
BlackRock Muni New York Intermediate Duration Fund, Inc.
BlackRock MuniEnhanced Fund, Inc.
BlackRock MuniHoldings California Insured Fund, Inc.
BlackRock MuniHoldings Fund II, Inc.
BlackRock MuniHoldings Fund, Inc.
BlackRock MuniHoldings Insured Fund II, Inc.
BlackRock MuniHoldings Insured Fund, Inc.
BlackRock MuniHoldings Insured Investment Fund
BlackRock MuniHoldings New Jersey Insured Fund, Inc.
BlackRock MuniHoldings New York Insured Fund, Inc.
BlackRock MuniVest Fund II, Inc.
BlackRock MuniVest Fund, Inc.
BlackRock MuniYield Arizona Fund, Inc.
BlackRock MuniYield California Fund, Inc.
BlackRock MuniYield California Insured Fund, Inc.
BlackRock MuniYield Fund, Inc.
BlackRock MuniYield Insured Fund, Inc.
 BlackRock MuniYield Insured Investment Fund
BlackRock MuniYield Investment Fund
BlackRock MuniYield Michigan Insured Fund II, Inc.
BlackRock MuniYield Michigan Insured Fund, Inc.
BlackRock MuniYield New Jersey Fund, Inc.
BlackRock MuniYield New Jersey Insured Fund, Inc.
BlackRock MuniYield New York Insured Fund, Inc.
BlackRock MuniYield Pennsylvania Insured Fund
BlackRock MuniYield Quality Fund II, Inc.
BlackRock MuniYield Quality Fund, Inc.
BlackRock Senior High Income Fund, Inc.
The Massachusetts Health & Education Tax-Exempt Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

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July 23, 2010

Dear Shareholder:

A joint annual meeting of the BlackRock Closed-End Funds listed in Appendix A to the enclosed joint proxy statement (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Thursday, September 2, 2010, at 1:00 p.m. (Eastern time), to consider and vote on the proposal discussed in the enclosed joint proxy statement.

The purpose of the meeting is to seek shareholder approval of the 10 nominees named in the enclosed joint proxy statement to the Board of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the 10 proposed nominees named in the enclosed joint proxy statement on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers and that their election is in your best interests.

The Board Members responsible for your Fund recommend that you vote “FOR” the Board Nominees for your Fund. In connection with your vote, we urge you to read the full text of the enclosed joint proxy statement.

Your vote is important. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

You have received this joint proxy statement because you were a shareholder of record of at least one of the Funds listed in Appendix A on July 6, 2010. Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold their annual meetings at the place and on the date stated above. If you were also a shareholder of record on July 6, 2010 of one or more of those other funds, you will receive a separate proxy statement and proxy card relating to those funds. Please be certain to sign, date and return each proxy card you receive.

If you have any questions about the proposal to be voted on, please call The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-866-796-7185.

Sincerely,

Howard B. Surloff
Secretary of the Funds

BlackRock Closed-End Funds
100 Bellevue Parkway, Wilmington, DE 19809
(800) 441-7762

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IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

     While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	Why am I receiving the joint proxy statement?

A.	Each Fund is required to hold an annual meeting of shareholders for the election of Board Members. This joint proxy statement describes a proposal to approve the nominees to the Board of the Fund(s) in which you own shares and provides you with other information relating to the meeting. The enclosed proxy card(s) indicate the Fund(s) in which you own shares. The table beginning on page 3 of the joint proxy statement identifies the Board Nominees for each Fund.

Q.	How do the Boards of the Funds recommend that I vote?

A.	The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers. The Boards have approved the Board Nominees named in the joint proxy statement, believe their election is in your best interests and recommend that you vote “FOR” each Board Nominee.

Q.	How do I vote my shares?

A.

You can provide voting instructions by telephone by calling the toll-free number on the proxy card(s) or Notice of Internet Availability of Proxy Materials, or by computer by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card(s) and following the instructions. Alternatively, if you received your proxy card(s) by mail, you can vote your shares by signing and dating the proxy card(s) and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance and management of the Funds, no matter how many shares you own. Your vote can help ensure that the Board Nominees will be elected. We encourage all shareholders to participate in the governance of their Funds.

Q.	Are the Funds paying for the cost of the joint proxy statement?

A.

The costs associated with the joint proxy statement, including the mailing and the proxy solicitation costs, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

The Funds and BlackRock, Inc. have retained The Altman Group, Inc. (“Altman”), 60 East 42nd Street, Suite 916, New York, NY 10165, a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, NY 11717, will assist the Funds in the distribution of proxy materials. It is anticipated that Altman and Broadridge will be paid approximately $45,000 and $725,000, respectively, for such services (including reimbursements of out-of-pocket expenses).

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call Altman, the Funds’ proxy solicitor, at 1-866-796-7185.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the proxy card(s), and if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

July 23, 2010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 2, 2010

A joint annual meeting of the shareholders of the BlackRock Closed-End Funds identified below (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Thursday, September 2, 2010, at 1:00 p.m. (Eastern time), to consider and vote on the proposal, as more fully described in the accompanying joint proxy statement:

PROPOSAL 1.	To elect the 10 nominees named in the accompanying joint proxy statement to the Board of your Fund(s).

PROPOSAL 2.	To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

The purpose of the meeting is to seek shareholder approval of the 10 nominees named in the accompanying joint proxy statement to the Board of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the 10 proposed nominees on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers and that their election is in your best interests.

Your Board recommends that you vote “FOR” the Board Nominees upon which you are being asked to vote.

Shareholders of record of each Fund as of the close of business on July 6, 2010 are entitled to vote at the meeting and at any adjournments, postponements or delays thereof.

If you owned shares in more than one Fund as of July 6, 2010, you may receive more than one proxy card. Certain other BlackRock Closed-End Funds will also hold their annual meetings at the place and on the date stated above. If you were also a shareholder of record on July 6, 2010 of one or more of those other funds, you will receive a separate proxy statement and proxy card relating to those funds. Please be certain to sign, date and return each proxy card you receive.

If you have any questions about the proposal to be voted on, please call The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-866-796-7185.

By Order of the Boards,

Howard B. Surloff
Secretary of the Funds

BlackRock Closed-End Funds
100 Bellevue Parkway, Wilmington, DE 19809
(800) 441-7762

BlackRock Closed-End Funds
Holding Annual Meetings of Shareholders on September 2, 2010

Name of Fund	Ticker
BlackRock Corporate High Yield Fund III, Inc.	CYE
BlackRock Corporate High Yield Fund V, Inc.	HYV
BlackRock Corporate High Yield Fund VI, Inc.	HYT
BlackRock Corporate High Yield Fund, Inc.	COY
BlackRock Credit Allocation Income Trust I, Inc.	PSW
BlackRock Credit Allocation Income Trust II, Inc.	PSY
BlackRock Debt Strategies Fund, Inc.	DSU
BlackRock Diversified Income Strategies Fund, Inc.	DVF
BlackRock Enhanced Capital and Income Fund, Inc.	CII
BlackRock Enhanced Government Fund, Inc.	EGF
BlackRock Floating Rate Income Strategies Fund II, Inc.	FRB
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA
BlackRock Muni Intermediate Duration Fund, Inc.	MUI
BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE
BlackRock MuniEnhanced Fund, Inc.	MEN
BlackRock MuniHoldings California Insured Fund, Inc.	MUC
BlackRock MuniHoldings Fund II, Inc.	MUH
BlackRock MuniHoldings Fund, Inc.	MHD
BlackRock MuniHoldings Insured Fund II, Inc.	MUE
BlackRock MuniHoldings Insured Fund, Inc.	MUS
BlackRock MuniHoldings Insured Investment Fund	MFL
BlackRock MuniHoldings New Jersey Insured Fund, Inc.	MUJ
BlackRock MuniHoldings New York Insured Fund, Inc.	MHN
BlackRock MuniVest Fund II, Inc.	MVT
BlackRock MuniVest Fund, Inc.	MVF
BlackRock MuniYield Arizona Fund, Inc.	MZA
BlackRock MuniYield California Fund, Inc.	MYC
BlackRock MuniYield California Insured Fund, Inc.	MCA
BlackRock MuniYield Fund, Inc.	MYD
BlackRock MuniYield Insured Fund, Inc.	MYI
BlackRock MuniYield Insured Investment Fund	MFT
BlackRock MuniYield Investment Fund	MYF
BlackRock MuniYield Michigan Insured Fund II, Inc.	MYM
BlackRock MuniYield Michigan Insured Fund, Inc.	MIY
BlackRock MuniYield New Jersey Fund, Inc.	MYJ
BlackRock MuniYield New Jersey Insured Fund, Inc.	MJI
BlackRock MuniYield New York Insured Fund, Inc.	MYN
BlackRock MuniYield Pennsylvania Insured Fund	MPA
BlackRock MuniYield Quality Fund II, Inc.	MQT
BlackRock MuniYield Quality Fund, Inc.	MQY
BlackRock Senior High Income Fund, Inc.	ARK
The Massachusetts Health & Education Tax-Exempt Trust	MHE

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ANNUAL MEETING OF SHAREHOLDERS

SEPTEMBER 2, 2010

JOINT PROXY STATEMENT

     This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each BlackRock Closed-End Fund listed in Appendix A of this Proxy Statement (each, a “Fund”). The proxies will be voted at the joint annual meeting of shareholders of the Funds and at any and all adjournments, postponements or delays thereof. The meeting will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Thursday, September 2, 2010, at 1:00 p.m. (Eastern time). The meeting will be held for the purposes set forth in the accompanying notice.

     The Boards of the Funds have determined that the use of this Proxy Statement for the meeting is in the best interests of the Funds and their shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Distribution to shareholders of this Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, will commence on or about July 23, 2010.

     Each Fund listed in Appendix A to this Proxy Statement is organized as a Massachusetts business trust (each, a “Massachusetts Trust”) or a Maryland corporation (each, a “Maryland Corporation”). The Massachusetts Trusts and Maryland Corporations are closed-end investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). A list identifying each Massachusetts Trust and Maryland Corporation is set forth in Appendix A.

     Shareholders of record of a Fund as of the close of business on July 6, 2010 (the “Record Date”) are entitled to notice of and to vote at that Fund’s meeting. Shareholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of the auction market preferred stock, auction market preferred shares or auction preferred shares (collectively, “AMPS”) of each of the Funds identified in Appendix A as having AMPS outstanding (collectively, the “AMPS Funds”) will have equal voting rights with the shares of common stock or common shares of beneficial interest (collectively, the “common shares”) of the AMPS Funds and, except as otherwise noted in this Proxy Statement, will vote together with the holders of common shares as a single class on each nominee to the Board of the AMPS Fund in which they own AMPS, except that they are entitled to vote separately as a class to elect two Board Members for each AMPS Fund in which they own AMPS. The quorum and voting requirements for each Fund are described in the section below entitled “Vote Required and Manner of Voting Proxies.”

     The number of shares outstanding of each Fund as of the close of business on the Record Date and the net assets of each Fund on the Record Date are shown in Appendix A. Except as set forth in Appendix H, to the knowledge of each Fund, as of June 30, 2010, no person was the beneficial owner of five percent or more of a class of a Fund’s outstanding shares.

     The Fund in which you owned shares on the Record Date is named on the proxy card or Notice of Internet Availability of Proxy Materials. If you owned shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or over the Internet, please vote on the proposal affecting EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting site and confirm that your voting instructions are properly recorded.

     All properly executed proxies received prior to the meeting will be voted at the meeting. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

     Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold their annual meetings at the place and date stated above. If you were also a shareholder of record on the Record Date of one or more of those other funds, you will receive a separate proxy statement and proxy card relating to those funds.

     Photographic identification and proof of ownership of Fund shares will be required for admission to the meeting. For directions to the meeting, please contact The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-866-796-7185.

     Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, or by calling toll free at 1-800-441-7762. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

     BlackRock will update performance data for the Funds, as well as certain other data for Funds that are municipal funds, on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the BlackRock Closed-End Funds.

     Please note that only one annual or semi-annual report or Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card(s), and if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 2, 2010

The Proxy Statement is available at www.proxyonline.com/BlackRockFunds2010.

BlackRock Closed-End Funds
100 Bellevue Parkway, Wilmington, DE 19809
(800) 441-7762

SUMMARY OF PROPOSAL AND FUNDS VOTING

     The following table shows the Funds for which the Board Nominees are standing for election.

Fund Name	Ticker	Nominees Standing for Election(1)	AMPS Nominees Standing for Election(2)
BlackRock Corporate High Yield Fund III, Inc.	CYE	X
BlackRock Corporate High Yield Fund V, Inc.	HYV	X
BlackRock Corporate High Yield Fund VI, Inc.	HYT	X
BlackRock Corporate High Yield Fund, Inc.	COY	X
BlackRock Credit Allocation Income Trust I, Inc.	PSW	X	X
BlackRock Credit Allocation Income Trust II, Inc.	PSY	X	X
BlackRock Debt Strategies Fund, Inc.	DSU	X
BlackRock Diversified Income Strategies Fund, Inc.	DVF	X
BlackRock Enhanced Capital and Income Fund, Inc.	CII	X
BlackRock Enhanced Government Fund, Inc.	EGF	X
BlackRock Floating Rate Income Strategies Fund II, Inc.	FRB	X
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	X
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	X	X
BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE	X	X
BlackRock MuniEnhanced Fund, Inc.	MEN	X	X
BlackRock MuniHoldings California Insured Fund, Inc.	MUC	X	X
BlackRock MuniHoldings Fund II, Inc.	MUH	X	X
BlackRock MuniHoldings Fund, Inc.	MHD	X	X
BlackRock MuniHoldings Insured Fund II, Inc.	MUE	X	X
BlackRock MuniHoldings Insured Fund, Inc.	MUS	X	X
BlackRock MuniHoldings Insured Investment Fund	MFL	X	X
BlackRock MuniHoldings New Jersey Insured Fund, Inc.	MUJ	X	X
BlackRock MuniHoldings New York Insured Fund, Inc.	MHN	X	X
BlackRock MuniVest Fund II, Inc.	MVT	X	X
BlackRock MuniVest Fund, Inc.	MVF	X	X
BlackRock MuniYield Arizona Fund, Inc.	MZA	X	X
BlackRock MuniYield California Fund, Inc.	MYC	X	X
BlackRock MuniYield California Insured Fund, Inc.	MCA	X	X
BlackRock MuniYield Fund, Inc.	MYD	X	X
BlackRock MuniYield Insured Fund, Inc.	MYI	X	X
BlackRock MuniYield Insured Investment Fund	MFT	X	X
BlackRock MuniYield Investment Fund	MYF	X	X
BlackRock MuniYield Michigan Insured Fund II, Inc.	MYM	X	X
BlackRock MuniYield Michigan Insured Fund, Inc.	MIY	X	X
BlackRock MuniYield New Jersey Fund, Inc.	MYJ	X	X
BlackRock MuniYield New Jersey Insured Fund, Inc.	MJI	X	X
BlackRock MuniYield New York Insured Fund, Inc.	MYN	X	X
BlackRock MuniYield Pennsylvania Insured Fund	MPA	X	X
BlackRock MuniYield Quality Fund II, Inc.	MQT	X	X
BlackRock MuniYield Quality Fund, Inc.	MQY	X	X
BlackRock Senior High Income Fund, Inc.	ARK	X
The Massachusetts Health & Education Tax-Exempt Trust	MHE	X	X

(1)	The 10 Board Member nominees are: Richard E. Cavanagh, Richard S. Davis, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards. Except as noted herein, these nominees are voted upon by the common and preferred shareholders of each respective Fund voting together as a single class, except for those Funds for which Messrs. Fabozzi and Kester are AMPS Nominees, in which case Messrs. Fabozzi and Kester are voted upon by owners of AMPS voting as a separate class. Please see the description below under “PROPOSAL 1 — ELECTION OF BOARD MEMBER NOMINEES” for a more detailed discussion regarding the AMPS Nominees.

(2)	The AMPS Nominees are Frank J. Fabozzi and W. Carl Kester. These nominees are voted upon by the owners of AMPS voting as a separate class. Please see the description below under “PROPOSAL 1 — ELECTION OF BOARD MEMBER NOMINEES” for a more detailed discussion regarding the AMPS Nominees.

PROPOSAL 1—ELECTION OF BOARD MEMBER NOMINEES

The purpose of Proposal 1 is to elect Board Member nominees for each Fund.

     Nominees for each Fund. The Board of each Fund consists of 10 Board Members, eight of whom are not “interested persons” of the Funds (as defined in the 1940 Act) (the “Independent Board Members”). Prior to December 31, 2009, the Board of each Fund had 12 Board Members. However, on December 31, 2009, Kent Dixon retired from the Board of each Fund pursuant to each Fund’s mandatory retirement policy, which requires Board Members to retire on December 31 in the year in which they turn 72. Following the retirement of Mr. Dixon, the Board of each Fund determined to reduce the number of Board Members from 12 to 11. On March 31, 2010, G. Nicholas Beckwith, III resigned from the Board of each Fund. Following Mr. Beckwith’s resignation, the Board of each Fund determined to reduce the number of Board Members from 11 to 10. As such, no persons have been nominated to replace Messrs. Beckwith or Dixon. Shareholders of each Fund will consider electing all 10 Board Member nominees at the meeting. Each Board Member elected at the meeting will serve until the later of the date of the 2011 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

     With respect to the AMPS Funds, the owners of AMPS are entitled to vote as a separate class to elect two of the Board Members (the “AMPS Nominees”) for the AMPS Fund in which they own AMPS. This means that owners of common shares are not entitled to vote in connection with the election of the AMPS Nominees. However, except as described below for MVF, the owners of common shares and the owners of AMPS, voting together as a single class, are entitled to elect the remainder of the Board Member nominees. For MVF, the remainder of the Board Nominees are elected exclusively by the common shareholders, voting as a separate class. Frank J. Fabozzi and W. Carl Kester are standing for election this year as the AMPS Nominees.

     The Board recommends a vote “FOR” the election of Richard E. Cavanagh, Richard S. Davis, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards (the “Board Nominees”). To vote for the Board Nominees, please vote by telephone or over the Internet, as described in the proxy card, or date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

     Please refer to the following table which identifies the Board Nominees, including any AMPS Nominees, for election to the Board of each Fund.

     Biographical Information. The following table sets forth certain biographical information about the Board Nominees for all of the Funds. Each Board Nominee was nominated by the Governance and Nominating Committee of the Board of each respective Fund. Richard E. Cavanagh was selected to serve as the Chair and Karen P. Robards was selected to serve as the Vice Chair of each Board. All of the closed-end registered investment companies advised by BlackRock Advisors, LLC, including the Funds, are referred to collectively as the “Closed-End Complex.”

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Non-Interested Directors

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Director/ Trustee and Chair of the Boards	2007 to present	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	99 RICs consisting of 97 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Director/ Trustee, Vice Chair of the Boards and Chair of the Audit Committee	2007 to present	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.	99 RICs consisting of 97 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care REIT)

Frank J. Fabozzi(1) 55 East 52nd Street New York, NY 10055 1948	Director/ Trustee and Member of the Audit Committee	2007 to present	Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	99 RICs consisting of 97 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director/ Trustee	2007 to present	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	99 RICs consisting of 97 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director/ Trustee and Member of the Audit Committee	2007 to present	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	99 RICs consisting of 97 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director/ Trustee	2007 to present	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	99 RICs consisting of 97 Portfolios	BlackRock Kelso Capital Corp. (business development company)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director/ Trustee	2007 to present	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	99 RICs consisting of 97 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester(1) 55 East 52nd Street New York, NY 10055 1951	Director/ Trustee and Member of the Audit Committee	2007 to present	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the Faculty of Harvard Business School since 1981; Independent Consultant since 1978.	99 RICs consisting of 97 Portfolios	None

Interested Directors†

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director/ Trustee	2007 to present	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	169 RICs consisting of 292 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director/ Trustee	2007 to present	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the Closed-End Complex from 1989 to 2006.	169 RICs consisting of 292 Portfolios	None

*	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Board Members as joining the Boards in 2007, each Board Member first became a member of the Board of Directors/Trustees of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh since 1994; Richard S. Davis since 2007; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Henry Gabbay since 2007;

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(footnotes continued from previous page)

Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; and Karen P. Robards since 1998. Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

**	For purposes of this chart, “RICs” refers to registered investment companies and “Portfolios” refers to the investment programs of the Funds. The Closed-End Complex is comprised of 99 RICs. Some of the RICs have the same investment program because they invest through a master-feeder structure, which results in the smaller number of Portfolios than RICs.

***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”

†	Messrs. Davis and Gabbay are “interested persons” (as defined in the 1940 Act) of the Funds by virtue of their current or former positions with BlackRock Advisors, LLC, BlackRock Capital Management, Inc. or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, Inc., and their ownership of BlackRock, Inc. and The PNC Financial Service Group, Inc. securities.

(1)	AMPS Nominee.

     The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards believe that each Independent Board Member satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Board Members is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

     The table below discusses some of the experiences, qualifications and skills of each of our Board Members that support the conclusion that they should serve (or continue to serve) on the Boards.

Director	Experience, Qualifications and Skills
Richard E. Cavanagh

Mr. Cavanagh brings to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh’s independence from the Funds and the Funds’ investment adviser enhances his service as Chair of the Boards, Chair of the ad hoc AMPS Committee, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee.

Karen P. Robards

The Boards benefit from Ms. Robards’s many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’s prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’s experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, provides the Boards with the benefit of her experience with the management practices of other financial companies. Ms. Robards’s long-standing service on the Boards also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Ms. Robards’s knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Boards and as the Chair of each Fund’s Audit Committee. Ms. Robards’s independence from the Funds and the Funds’ investment adviser enhances her service as a member of the Performance Oversight Committee, Executive Committee and ad hoc AMPS Committee. In addition, Ms. Robards is a member of the Joint Product Pricing Committee.

Frank J. Fabozzi

Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Fabozzi’s independence from the Funds and the Funds’ investment adviser enhances his service as Chair of the Performance Oversight Committee and as a member of the ad hoc AMPS Committee.

Kathleen F. Feldstein

Dr. Feldstein, who served as President of Economics Studies, Inc., an economic consulting firm, benefits the Boards by providing business leadership and experience and knowledge of economics. The Boards benefit from Dr. Feldstein’s experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein’s long-standing service on the Boards also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. In addition, Dr. Feldstein’s independence from the Funds and the Funds’ investment adviser enhances her service as Chair of the Compliance Committee and a member of the Governance and Nominating Committee and Performance Oversight Committee.

James T. Flynn

Mr. Flynn brings to the Boards a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn’s five years as the Chief Financial Officer of JP Morgan & Co. provide the Boards with experience on financial reporting obligations and oversight of investments. Mr. Flynn’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Flynn’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Flynn’s independence from the Funds and the Funds’ investment adviser enhances his service as a member of the Performance Oversight Committee.

Jerrold B. Harris

Mr. Harris’s time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Boards business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris’s position as a director of BlackRock Kelso Capital Corporation brings to the Boards the benefit of his experience as a director of a business development company governed by the 1940 Act and allows him to provide the Boards with added insight into the management practices of other financial companies. Mr. Harris’s long- standing service on the Boards also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Mr. Harris’s independence from the Funds and the Funds’ investment adviser fosters his role as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee. In addition, Mr. Harris is a member of the Joint Product Pricing Committee.

R. Glenn Hubbard

Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of KKR Financial Corporation, ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Funds’ investment adviser enhances his service as the Chair of the Governance and Nominating Committee and a member of the Compliance Committee and Performance Oversight Committee.

W. Carl Kester

The Boards benefit from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of each

Fund’s Audit Committee. In addition, Dr. Kester’s independence from the Funds and the Funds’ investment adviser enhances his service as a member of the Performance Oversight Committee and ad hoc AMPS Committee.

Richard S. Davis

The Boards benefit from Mr. Davis’s experience as a Managing Director of BlackRock, Inc. and Chief Executive Officer of State Street Research & Management Company in light of his business leadership and experience. Mr. Davis’s experiences as the Chairman of State Street Research Mutual Funds and SSR Realty provide the Boards with practical business knowledge and leadership in the investment management industry. Mr. Davis’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Davis serves as a member of the Executive Committee.

Henry Gabbay

The Boards benefit from Dr. Gabbay’s many years of experience in administration, finance and financial services operations. Dr. Gabbay’s experience as a Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Boards with insight into investment company operational, financial and investment matters. Dr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the Closed-End Complex provide the Boards with direct knowledge of the operations of the Funds and their investment advisers. Dr. Gabbay’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Gabbay serves as a member of the ad hoc AMPS Committee.

     Compensation. Information relating to compensation paid to the Independent Board Members and Dr. Gabbay for each Fund’s most recent fiscal year is set forth in Appendix B.

     Equity Securities Owned by Board Members. Information relating to the amount of equity securities owned by Board Members in the Funds that they are nominated to oversee, as well as certain other funds in the Closed-End Complex, as of May 31, 2010 is set forth in Appendix C.

     Attendance of Board Members at Annual Shareholders’ Meetings. It is the policy of all the Funds to encourage Board Members to attend the annual shareholders’ meeting. All of the Board Members of each Fund attended last year’s annual shareholders’ meeting.

     Board Meetings. During the calendar year 2009, the Board of each Fund met six times. Information relating to the number of times that the Boards met during each Fund’s most recent fiscal year is set forth in Appendix D. No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each committee of each Board on which the Board Member served during each Fund’s most recently completed fiscal year.

     Standing and Other Operating Committees of the Boards. Information relating to the various standing and other operating committees of the Boards is set forth in Appendix E.

     The Boards of the AMPS Funds established an ad hoc Committee on AMPS (the “AMPS Committee”) in March 2008. The current members of the AMPS Committee are: Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, Henry Gabbay and W. Carl Kester. Since February 2008, most auction rate preferred shares, including the AMPS, have been unable to hold successful auctions and AMPS holders have faced reduced liquidity. The AMPS Committee was formed for the purpose of monitoring issues arising from recent market turmoil and overseeing efforts to address the effects of reduced AMPS liquidity on each Fund and to evaluate the liquidity considerations of the AMPS holders, each in a manner consistent with each Fund’s and its shareholders’ best interests and investment strategies. As of the date of this Proxy Statement, the AMPS Committee has met eight times in the last calendar year and 35 times since its formation. As of the date of this Proxy Statement, the total amount of redemptions of auction market preferred shares across the Closed-End Complex, including the AMPS Funds, equaled $3.190 billion, which represents approximately 32.5% of all auction market preferred shares outstanding for the Closed-End Complex as of February 2008. The AMPS Funds are currently exploring alternative forms of leverage in order to provide liquidity to holders of AMPS, including, among other things, development of a new form of preferred stock that includes a put feature, which would make the securities eligible for purchase by money market funds. The AMPS Funds are also exploring the use of additional alternative forms of leverage such as tender option bonds, repurchase agreements and credit facilities.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”). Section 16(a) of the Exchange Act requires the Funds’ Board Members, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, BlackRock Advisors and certain officers of BlackRock Advisors, to file reports on holdings of, and transactions in, Fund shares with the Securities and Exchange Commission (“SEC”) and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its Board Members, executive officers, ten percent holders, BlackRock Advisors and certain officers of BlackRock Advisors met all applicable SEC filing requirements except for late Forms 4 relating to the Fund’s most recently concluded fiscal year, as listed in Appendix I.

     Executive Officers of the Funds. Information about the executive officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix F.

     Indemnification of Board Members and Officers. The governing documents of each Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Board Members with respect to any matter as to which Board Members did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Board Members had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in a Fund’s governing documents are subject to any limitations imposed by applicable law.

     The Funds in the Closed-End Complex have also entered into a separate indemnification agreement with the Board Members of each Board (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a Fund’s governing documents to Board Members who leave that Fund’s Board and serve on an advisory board of a different fund in the Closed-End Complex; (ii) sets in place the terms of the indemnification provisions of a Fund’s governing documents once a Board Member retires from a Board; and (iii) in the case of Board Members who left the Board of a Fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, clarifies that such Fund continues to indemnify the Board Member for claims arising out of his or her past service to that Fund.

     Your Board recommends that you vote “FOR” the election of each Board Nominee to the Board of your Fund(s).

VOTE REQUIRED AND MANNER OF VOTING PROXIES

     A quorum of shareholders is required to take action at each meeting. For MFL, MFT, MHE, MPA and MYF, the holders of a majority of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. For the remainder of the Funds, the holders of 1/3 of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter.

     Except for the Funds listed in the next sentence, the affirmative vote of a plurality of the votes cast with respect to a Board Nominee at a meeting at which a quorum is present and entitled to vote on a Board Nominee is necessary to elect each of the respective Board Nominees under Proposal 1 for each respective Fund. For MFL, MFT, MHE, MPA and MYF, the affirmative vote of a majority of the shares represented at a meeting at which a quorum is present is necessary to elect each of the respective Board Nominees under Proposal 1 for each respective Fund.

     Votes cast by proxy or in person at each meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election, who may be employees of a Fund, will determine whether or not a quorum is present at the meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum. Broker non-votes occur when shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. Shares of AMPS of any Fund held in “street name” may be counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the applicable meeting or, if adjourned, one business day before the day to which the meeting is adjourned.

     If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Board Nominees in Proposal 1.

     Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is a “routine” matter and a properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the proposal. Beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1.

     If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

     If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

     Approval of a Board Nominee by shareholders of a Fund will occur only if a sufficient number of votes are cast “FOR” the Board Nominee at the Fund’s meeting. Abstentions and broker non-votes will not be counted as votes cast. For the Funds that require a plurality of votes to elect each of the Board Nominees, abstentions and broker non-votes will not have an effect on the outcome of Proposal 1. For the Funds that require a majority of votes present to elect each of the Board Nominees, abstentions will be counted as represented at the meeting and will have the same effect as a vote against Proposal 1 and broker non-votes will be treated as shares not represented at the meeting and will not have an effect on the outcome of Proposal 1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board Members, including a majority of the Independent Board Members, of each Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Funds. D&T, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each applicable Audit Committee that it is an independent registered public accounting firm with respect to each Fund.

     A representative of D&T is expected to be present at the meeting.

     Each Audit Committee has discussed with D&T its independence with respect to the Fund and certain matters required to be discussed by Statement on Auditing Standard No. 61, as currently modified or supplemented. Each Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm. Each Audit Committee also reviews and discusses the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund during its most recently completed fiscal year. Following each Audit Committee’s review and discussion of the Fund’s independent registered public accounting firm, pursuant to authority delegated by its respective Board, each Audit Committee approved the respective Fund’s audited financial statements for the Fund’s most recently completed fiscal year (each Fund’s fiscal year end is set forth in Appendix G) for which audited financial statements are available be included in each Fund’s Annual Report to Shareholders.

     Appendix G sets forth for each Fund the fees billed by that Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit and non-audit services provided directly to the Fund. The fee information in Appendix G is presented under the following captions:

     (a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

     (b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

     (c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

     (d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

     Each Audit Committee is required to approve all audit engagement fees and terms for its Fund. Each Audit Committee also is required to consider and act upon (i) the provision by the Fund’s independent accountant of any non-audit services to the Fund, and (ii) the provision by the Fund’s independent accountant of non-audit services to BlackRock and any entity controlling, controlled by, or under common control with BlackRock that provide ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix G to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s independent registered public accounting firm.

     The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to a Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of a Fund. Each Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, the Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm. Each service approved subject to general pre-approval is presented to each Audit Committee for ratification at the next regularly scheduled in-person board meeting.

     For each Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Funds for which the general pre-approval requirement was waived.

     Each Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund’s Affiliated Service Providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by D&T to each Fund and each Fund’s Affiliated Service Provider that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

     The Audit Committee of each Fund consists of the following Board Members:

     Karen P. Robards (Chair);
     Frank J. Fabozzi;
     James T. Flynn; and
     W. Carl Kester.

ADDITIONAL INFORMATION

5% Share Ownership

     As of June 30, 2010, to the best of the Funds’ knowledge, the persons listed in Appendix H beneficially owned or owned of record 5% or more of the outstanding shares of the class of the Funds indicated.

Submission of Shareholder Proposals

     A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

     If a shareholder intends to present a proposal at the 2011 annual meeting of a Fund’s shareholders and desires to have the proposal included in such Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the appropriate Fund by March 25, 2011. In the event a Fund moves the date of its 2011 annual meeting by more than 30 days from the anniversary of its 2010 annual meeting, under current rules, shareholder submissions of proposals for inclusion in such Fund’s proxy statement and proxy card for the 2011 meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund a reasonable time before the Fund begins to print and send its proxy materials.

     Shareholders who do not wish to submit a proposal for inclusion in a Fund’s proxy statement and form of proxy for the 2011 annual meeting in accordance with Rule 14a-8 may submit a proposal for consideration at the 2011 annual meeting in accordance with the By-laws of the Fund. The By-laws for all of the Funds require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination must be in writing, comply with the requirements of the By-laws and be received by the Fund between Thursday, May 5, 2011 and Saturday, June 4, 2011. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received at the Fund’s principal executive offices by Saturday, June 4, 2011. In the event a Fund moves the date of its 2011 annual meeting by more than 30 days from the anniversary of its 2010 annual meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2011 annual meeting in accordance with the advance notice provisions of the By-laws of a Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for next year’s annual meeting may confer discretionary authority to the Board to vote on such proposals. Copies of the By-laws of each Fund are available on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the appropriate Fund at Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, or by calling toll free at 1-800-441-7762.

     For all Funds, written proposals (including nominations) and notices should be sent to the Secretary of the Fund, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

Shareholder Communications

     Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. Shareholders may communicate with the Boards electronically by sending an email to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

     Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”), Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Funds.

     Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of BlackRock Advisors, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds and BlackRock have retained The Altman Group, Inc. (“Altman”), 60 East 42nd Street, Suite 916, New York, NY 10165, a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, NY 11717, will assist the Funds in the distribution of proxy materials. It is anticipated that Altman and Broadridge will be paid approximately $45,000 and $725,000, respectively, for such services (including reimbursements of out-of-pocket expenses). Altman may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

Privacy Principles of the Funds

     BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

     If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

     BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information we receive from your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) information we receive from visits to our websites.

     BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory inquiries or service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

     BlackRock may share information with its affiliates to service a Client’s account or to provide Clients with information about other BlackRock products or services that may be of interest to them. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General

     Management does not intend to present and does not have reason to believe that any other items of business will be presented at the meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of the best interests of the Fund.

     A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting.

     Failure of a quorum to be present at any meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the meeting to be adjourned. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed proxy will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

     Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Boards,

Howard B. Surloff
Secretary of the Funds

July 23, 2010

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Appendix A

Fund Information

     The following table lists, with respect to each Fund, the total number of shares outstanding and the net assets of the Fund on July 6, 2010, the record date for voting at the meeting. All Funds have a policy to encourage Board Members to attend the annual meeting.

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total AMPS Shares	Net Assets ($)
CYE	BlackRock Corporate High
	Yield Fund III, Inc	Maryland Corporation	37,333,466	N/A	$252,366,220
HYV	BlackRock Corporate High
	Yield Fund V, Inc	Maryland Corporation	32,944,087	N/A	$374,443,953
HYT	BlackRock Corporate High
	Yield Fund VI, Inc	Maryland Corporation	35,286,436	N/A	$393,488,256
COY	BlackRock Corporate High
	Yield Fund, Inc	Maryland Corporation	34,713,378	N/A	$233,197,895
PSW	BlackRock Credit Allocation Income
	Trust I, Inc.†	Maryland Corporation	10,311,941	1,610	$106,401,580
PSY	BlackRock Credit Allocation Income
	Trust II, Inc.†	Maryland Corporation	40,807,418	6,761	$449,069,206
DSU	BlackRock Debt Strategies
	Fund, Inc	Maryland Corporation	107,772,006	N/A	$424,012,690
DVF	BlackRock Diversified Income
	Strategies Fund, Inc	Maryland Corporation	12,346,458	N/A	$128,108,426
CII	BlackRock Enhanced Capital and
	Income Fund, Inc	Maryland Corporation	43,561,928	N/A	$582,073,033
EGF	BlackRock Enhanced Government
	Fund, Inc	Maryland Corporation	11,741,904	N/A	$196,590,101
FRB	BlackRock Floating Rate Income
	Strategies Fund II, Inc	Maryland Corporation	10,532,542	N/A	$138,000,548
FRA	BlackRock Floating Rate Income
	Strategies Fund, Inc	Maryland Corporation	18,394,146	N/A	$260,708,701
MUI	BlackRock Muni Intermediate
	Duration Fund, Inc.†.	Maryland Corporation	38,034,934	11,487	$566,600,048
MNE	BlackRock Muni New York Intermediate
	Duration Fund, Inc.†.	Maryland Corporation	4,206,439	1,185	$ 60,152,415
MEN	BlackRock MuniEnhanced
	Fund, Inc.†	Maryland Corporation	29,369,874	5,703	$322,353,778
MUC	BlackRock MuniHoldings California
	Insured Fund, Inc.†	Maryland Corporation	40,874,458	10,160	$590,669,170
MUH	BlackRock MuniHoldings
	Fund II, Inc.†	Maryland Corporation	11,180,142	2,202	$163,741,279
MHD	BlackRock MuniHoldings
	Fund, Inc.†	Maryland Corporation	13,923,513	3,348	$219,100,615
MUE	BlackRock MuniHoldings
	Insured Fund II, Inc.†	Maryland Corporation	22,378,982	5,240	$301,851,242
MUS	BlackRock MuniHoldings
	Insured Fund, Inc.†	Maryland Corporation	12,914,442	3,480	$172,415,247
MFL	BlackRock MuniHoldings
	Insured Investment Fund†	Massachusetts
		Business Trust	37,667,658	10,986	$530,247,067
MUJ	BlackRock MuniHoldings New Jersey
	Insured Fund, Inc.†	Maryland Corporation	21,245,413	6,908	$319,607,525
MHN	BlackRock MuniHoldings New York
	Insured Fund, Inc.†	Maryland Corporation	30,795,138	9,745	$444,876,202
MVT	BlackRock MuniVest Fund II, Inc.†	Maryland Corporation	20,544,703	5,600	$296,219,615
MVF	BlackRock MuniVest Fund, Inc.†	Maryland Corporation	62,407,446	9,753	$600,360,058
MZA	BlackRock MuniYield Arizona
	Fund, Inc.†	Maryland Corporation	4,559,952	1,552	$ 61,965,452

A-1

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total AMPS Shares	Net Assets ($)
MYC	BlackRock MuniYield California
	Fund, Inc.†	Maryland Corporation	21,295,255	4,238	$312,087,942
MCA	BlackRock MuniYield California
	Insured Fund, Inc.†	Maryland Corporation	34,361,200	6,661	$501,198,310
MYD	BlackRock MuniYield Fund, Inc.†	Maryland Corporation	45,541,070	10,058	$633,187,465
MYI	BlackRock MuniYield Insured
	Fund, Inc.†	Maryland Corporation	67,341,031	14,258	$914,958,939
MFT	BlackRock MuniYield Insured
	Investment Fund†	Massachusetts
		Business Trust	8,457,270	2,261	$116,471,519
MYF	BlackRock MuniYield Investment
	Fund†	Massachusetts
		Business Trust	13,558,024	2,379	$192,014,367
MYM	BlackRock MuniYield Michigan
	Insured Fund II, Inc.†	Maryland Corporation	12,069,721	3,494	$165,092,349
MIY	BlackRock MuniYield Michigan
	Insured Fund, Inc.†	Maryland Corporation	18,206,301	5,786	$269,051,490
MYJ	BlackRock MuniYield New
	Jersey Fund, Inc.†	Maryland Corporation	14,203,242	4,088	$214,386,526
MJI	BlackRock MuniYield New Jersey
	Insured Fund, Inc.†	Maryland Corporation	8,817,415	2,579	$131,067,894
MYN	BlackRock MuniYield New York
	Insured Fund, Inc.†	Maryland Corporation	39,445,962	9,908	$543,804,409
MPA	BlackRock MuniYield Pennsylvania
	Insured Fund†	Massachusetts
		Business Trust	11,480,567	2,654	$175,234,994
MQT	BlackRock MuniYield Quality
	Fund II, Inc.†	Maryland Corporation	22,366,930	4,663	$285,498,675
MQY	BlackRock MuniYield Quality
	Fund, Inc.†	Maryland Corporation	30,425,258	7,065	$446,880,245
ARK	BlackRock Senior High Income
	Fund, Inc	Maryland Corporation	56,606,319	N/A	$221,605,311
MHE	The Massachusetts Health &
	Education Tax-Exempt Trust†.	Massachusetts
		Business Trust	2,346,825	370	$ 30,394,087

†	Denotes an AMPS Fund.

A-2

Appendix B

Compensation of the Board Members

     Each Board Member who is not an “interested person” (as defined in the 1940 Act) (the “Independent Board Members”), is paid an annual retainer of $250,000 per year for his or her services as a Board Member of all BlackRock-advised closed-end funds (the “Closed-End Complex”) that are overseen by the respective director/trustee and each Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000, and $20,000, respectively. Each Audit Committee member is paid an additional annual retainer of $25,000. For the year ended December 31, 2009, the Closed-End Complex reimbursed Independent Board Member expenses in an aggregate amount of $50,726. Each Fund shall pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the Closed-End Complex.

     Dr. Gabbay is an interested person of the Funds and serves as an interested Board Member of three groups of BlackRock-advised funds—the Closed-End Complex and two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”; each such complex, a “BlackRock Fund Complex”). Dr. Gabbay receives for his services as a Board Member of such BlackRock Fund Complexes (i) an annual retainer of $487,500 allocated to the funds in these three BlackRock Fund Complexes, including the Funds, based on their relative net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Dr. Gabbay is also reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Dr. Gabbay’s compensation for serving on the boards of the funds in these BlackRock Fund Complexes (including the Funds) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board Members serving on such boards. The Boards of the Funds or of any other fund in a BlackRock Fund Complex may modify the Board Members’ compensation from time to time depending on market conditions and Dr. Gabbay’s compensation would be impacted by those modifications.

     The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes. A fund may, however, elect to invest in common shares of those funds in the Closed-End Complex selected by the Independent Board Members in order to match its deferred compensation obligation.

     The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member and Dr. Gabbay by each Fund during its most recently completed fiscal year and by the Closed-End Complex for the most recently completed calendar year.

Fund	Fund’s Fiscal Year End (1)	Richard E. Cavanagh (2)	Frank J. Fabozzi (3)	Kathleen F. Feldstein (4)	R. Glenn Hubbard (5)(11)	G. Nicholas Beckwith, III (6)	James T. Flynn (7)	Jerrold B. Harris (8	W. Carl Kester (9)	Karen P. Robards (10)	Henry Gabbay (11)	Kent Dixon (12)	Fund Total
ARK	28-Feb	$2,652	$2,114	$1,935	$1,863	$1,792	$1,971	$1,792	$1,971	$2,508	$1,412	$1,614	$21,624
CII	31-Oct	$7,825	$6,239	$5,710	$5,498	$5,287	$5,816	$5,287	$5,816	$7,402	$3,581	$5,816	$64,277
COY	28-Feb	$2,719	$2,168	$1,984	$1,911	$1,837	$2,021	$1,837	$2,021	$2,572	$1,464	$1,648	$22,182
CYE	28-Feb	$2,884	$2,299	$2,104	$2,026	$1,948	$2,143	$1,948	$2,143	$2,728	$1,566	$2,054	$23,843
DSU	28-Feb	$4,813	$3,837	$3,512	$3,382	$3,252	$3,577	$3,252	$3,577	$4,553	$2,607	$2,904	$39,266
DVF	31-Aug	$1,497	$1,191	$1,099	$1,058	$1,017	$1,119	$1,017	$1,119	$1,399	$462	$1,119	$12,097
EGF	31-Dec	$2,956	$2,357	$2,157	$2,077	$1,997	$2,197	$1,997	$2,197	$2,796	$1,432	$2,197	$24,360
FRA	31-Aug	$3,119	$2,483	$2,287	$2,202	$2,118	$2,329	$2,118	$2,329	$2,922	$1,058	$2,329	$25,294
FRB	28-Feb	$1,696	$1,352	$1,237	$1,192	$1,146	$1,260	$1,146	$1,352	$1,604	$895	$1,038	$13,826
HYT	31-Aug	$4,440	$3,536	$3,256	$3,136	$3,015	$3,317	$3,015	$3,317	$4,160	$1,514	$3,317	$36,023
HYV	31-Aug	$4,154	$3,308	$3,046	$2,934	$2,821	$3,103	$2,821	$3,103	$3,892	$1,415	$3,103	$33,700
MCA	31-Jul	$6,414	$5,104	$4,716	$4,542	$4,367	$4,804	$4,367	$4,804	$5,979	$2,076	$4,804	$51,977
MEN	30-Apr	$4,304	$3,432	$3,141	$3,025	$2,676	$3,199	$2,908	$3,199	$4,072	$1,120	$2,161	$33,237
MFL	31-Aug	$7,061	$5,624	$5,171	$4,980	$4,788	$5,267	$4,788	$5,267	$6,632	$2,542	$5,267	$57,387
MFT	31-Jul	$1,517	$1,207	$1,116	$1,074	$1,033	$1,136	$1,033	$1,136	$1,414	$489	$1,136	$12,291
MHD	30-Apr	$2,855	$2,276	$2,083	$2,006	$1,771	$2,122	$1,929	$2,122	$2,701	$728	$1,424	$22,017
MHE	31-Aug	$383	$305	$280	$270	$260	$286	$260	$286	$359	$138	$286	$3,113
MHN	31-Aug	$5,731	$4,565	$4,198	$4,043	$3,887	$4,276	$3,887	$4,276	$5,382	$2,072	$4,276	$46,593
MIY	31-Jul	$3,554	$2,828	$2,613	$2,516	$2,419	$2,661	$2,419	$2,661	$3,314	$1,139	$2,661	$28,785
MJI	31-Jul	$1,707	$1,358	$1,255	$1,209	$1,162	$1,278	$1,162	$1,278	$1,592	$554	$1,278	$13,833
MNE	31-Jul	$754	$600	$554	$534	$513	$565	$513	$565	$703	$242	$565	$6,108
MPA	31-Jul	$2,244	$1,786	$1,650	$1,589	$1,528	$1,680	$1,528	$1,680	$2,092	$736	$1,680	$18,193
MQT	30-Apr	$3,848	$3,068	$2,808	$2,704	$2,394	$2,860	$2,600	$2,860	$3,640	$1,007	$1,937	$29,726
MQY	30-Apr	$6,032	$4,809	$4,401	$4,238	$3,752	$4,483	$4,075	$4,483	$5,706	$1,579	$3,035	$46,593
MUC	31-Jul	$7,472	$5,946	$5,495	$5,291	$5,088	$5,596	$5,088	$5,596	$6,964	$2,423	$5,596	$60,555
MUE	31-Jul	$3,822	$3,041	$2,810	$2,706	$2,602	$2,862	$2,602	$2,862	$3,562	$1,238	$2,862	$30,969
MUH	30-Apr	$2,145	$1,710	$1,565	$1,507	$1,331	$1,594	$1,449	$1,594	$2,029	$551	$1,072	$16,547
MUI	30-Apr	$7,482	$5,966	$5,460	$5,258	$4,650	$5,561	$5,056	$5,561	$7,078	$1,962	$3,758	$57,792
MUJ	31-Jul	$4,234	$3,370	$3,113	$2,997	$2,882	$3,170	$2,882	$3,170	$3,950	$1,370	$3,170	$34,308
MUS	30-Apr	$2,342	$1,867	$1,709	$1,646	$1,458	$1,741	$1,582	$1,741	$2,215	$617	$1,184	$18,102
MVF	31-Aug	$7,365	$5,866	$5,395	$5,195	$4,995	$5,495	$4,995	$5,495	$6,916	$2,692	$5,495	$59,904
MVT	30-Apr	$3,825	$3,050	$2,791	$2,688	$2,372	$2,843	$2,584	$2,843	$3,618	$965	$1,902	$29,481
MYC	31-Jul	$3,941	$3,136	$2,898	$2,790	$2,683	$2,951	$2,683	$2,951	$3,674	$1,287	$2,951	$31,945
MYD	30-Apr	$8,140	$6,490	$5,940	$5,720	$5,047	$6,050	$5,500	$6,050	$7,700	$2,065	$4,051	$62,753
MYF	31-Jul	$2,445	$1,946	$1,798	$1,731	$1,665	$1,831	$1,665	$1,831	$2,279	$787	$1,831	$19,809
MYI	31-Jul	$11,233	$8,938	$8,263	$7,957	$7,651	$8,416	$7,651	$8,416	$10,463	$3,693	$8,416	$91,097
MYJ	31-Jul	$2,758	$2,195	$2,028	$1,953	$1,878	$2,065	$1,878	$2,065	$2,571	$893	$2,065	$22,349
MYM	31-Jul	$2,181	$1,736	$1,604	$1,544	$1,485	$1,633	$1,485	$1,633	$2,034	$698	$1,633	$17,666
MYN	31-Jul	$6,909	$5,497	$5,080	$4,892	$4,704	$5,174	$4,704	$5,174	$6,439	$2,232	$5,174	$55,979
MZA	31-Jul	$758	$603	$558	$537	$516	$568	$516	$568	$707	$247	$568	$6,146

Fund	Fund’s Fiscal Year End (1)	Richard E. Cavanagh (2)	Frank J. Fabozzi (3)	Kathleen F. Feldstein (4)	R. Glenn Hubbard (5)(11)	G. Nicholas Beckwith, III (6)	James T. Flynn (7)	Jerrold B. Harris (8	W. Carl Kester (9)	Karen P. Robards (10)	Henry Gabbay (11)	Kent Dixon (12)	Fund Total
PSW	31-Oct	$1,103	$879	$805	$775	$745	$820	$745	$820	$1,043	$470	$820	$9,025
PSY	31-Oct	$4,575	$3,648	$3,338	$3,215	$3,091	$3,400	$3,091	$3,400	$4,328	$1,971	$3,400	$37,457
Total Compensation
from Closed-End
Complex (13)		$370,448	$295,538	$270,046	$263,824	$250,000	$275,000	$250,000	$275,000	$350,000	$140,625	$275,604
Number of RICs
in Closed-End
Complex Overseen
by Board Member		99	99	99	99	Resigned	99	99	99	99	99	Retired

(1)	Information is for the Fund’s most recent fiscal year.

(2)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $375,666 as of 12/31/09.

(3)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $313,845 as of 12/31/09.

(4)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $279,895 as of 12/31/09.

(5)	Dr. Hubbard previously participated in the deferred compensation plan and is owed $622,312 by the Closed-End Complex as of 12/31/09 pursuant to such plan.

(6)	Mr. Beckwith resigned from the Boards on March 31, 2010. Mr. Beckwith previously participated in the deferred compensation plan and is owed $311,251 by the Closed-End Complex as of 12/31/09 pursuant to such plan.

(7)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $342,376 as of 12/31/09.

(8)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $311,251 as of 12/31/09.

(9)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $186,750 as of 12/31/09.

(10)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $180,290 as of 12/31/09.

(11)	As of December 31, 2009 the Board Member did not participate in the deferred compensation plan. During the calendar year 2009, Dr. Gabbay also received $46,875 from BlackRock Advisors, LLC as compensation for his service as a Board Member during the calendar year 2008.

(12)	Mr. Dixon retired from the Boards on December 31, 2009. Mr. Dixon previously participated in the deferred compensation plan and was paid $209,072 by the Closed-End Complex, the full amount of his deferred compensation, following his retirement.

(13)	Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2009. Of this amount, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Beckwith, Mr. Flynn, Mr. Harris, Dr. Kester and Ms. Robards deferred $37,000, $14,750, $81,000, $125,000, $137,500, $125,000, $75,000 and $35,000, respectively, pursuant to the Closed-End Complex’s deferred compensation plan. Includes amounts received by Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Dr. Hubbard and Mr. Dixon during the calendar year ended December 31, 2009, due to deferred compensation payments in connection with term trust liquidations.

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Appendix C

Equity Securities Owned by Board Members

     The following table shows the amount of equity securities owned by the Board Members and Board Nominees in the Funds that they are nominated to oversee as of May 31, 2010, except as otherwise indicated. No Board Member owns AMPS.

Name of Board Member	Fund Name	Number of Shares of Common Stock	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in Fund Complex
Interested Board Members:

Richard S. Davis	BlackRock Debt Strategies	500	$1–$10,000	Over	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock Diversified	500	$1–$10,000	Over	—	—	Over
	Income Strategies Fund, Inc.			$100,000			$100,000

Henry Gabbay	BlackRock Corporate High	100	$1–$10,000	Over	—	—	Over
	Yield Fund III, Inc.			$100,000			$100,000

	BlackRock Corporate High	100	$1–$10,000	Over	—	—	Over
	Yield Fund V, Inc.			$100,000			$100,000

	BlackRock Corporate High	100	$1–$10,000	Over	—	—	Over
	Yield Fund VI, Inc.			$100,000			$100,000

	BlackRock Corporate High	100	$1–$10,000	Over	—	—	Over
	Yield Fund, Inc.			$100,000			$100,000

	BlackRock Credit Allocation	100	$1–$10,000	Over	—	—	Over
	Income Trust I, Inc.			$100,000			$100,000

	BlackRock Credit Allocation	100	$1–$10,000	Over	—	—	Over
	Income Trust II, Inc.			$100,000			$100,000

	BlackRock Debt Strategies	100	$1–$10,000	Over	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock Diversified	100	$1–$10,000	Over	—	—	Over
	Income Strategies Fund, Inc.			$100,000			$100,000

	BlackRock Enhanced Capital	800	$10,001–	Over	—	—	Over
	and Income Fund, Inc.		$50,000	$100,000			$100,000

	BlackRock Enhanced	100	$1–$10,000	Over	—	—	Over
	Government Fund, Inc.			$100,000			$100,000

	BlackRock Floating Rate	100	$1–$10,000	Over	—	—	Over
	Income Strategies Fund II,			$100,000			$100,000
	Inc.

	BlackRock Floating Rate	100	$1–$10,000	Over	—	—	Over
	Income Strategies Fund, Inc.			$100,000			$100,000

	BlackRock Muni Intermediate	100	$1–$10,000	Over	—	—	Over
	Duration Fund, Inc.			$100,000			$100,000

	BlackRock Muni New York	1,400	$10,001–	Over	—	—	Over
	Intermediate Duration Fund,		$50,000	$100,000			$100,000
	Inc.

	BlackRock MuniEnhanced	100	$1–$10,000	Over	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock MuniHoldings	840	$10,001–	Over	—	—	Over
	Fund II, Inc.		$50,000	$100,000			$100,000

	BlackRock MuniHoldings	800	$10,001–	Over	—	—	Over
	Fund, Inc.		$50,000	$100,000			$100,000

Name of Board Member	Fund Name	Number of Shares of Common Stock	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in Fund Complex
Interested Board Members: (continued)

Henry Gabbay	BlackRock MuniHoldings	100	$1–$10,000	Over	—	—	Over
(continued)	Insured Fund II, Inc.			$100,000			$100,000

	BlackRock MuniHoldings	100	$1–$10,000	Over	—	—	Over
	Insured Fund, Inc.			$100,000			$100,000

	BlackRock MuniHoldings	100	$1–$10,000	Over	—	—	Over
	Insured Investment Fund			$100,000			$100,000

	BlackRock MuniHoldings	1,400	$10,001–	Over	—	—	Over
	New York Insured Fund, Inc.		$50,000	$100,000			$100,000

	BlackRock MuniVest Fund II,	800	$10,001–	Over	—	—	Over
	Inc.		$50,000	$100,000			$100,000

	BlackRock MuniVest Fund,	100	$1–$10,000	Over	—	—	Over
	Inc.			$100,000			$100,000

	BlackRock MuniYield Fund,	100	$1–$10,000	Over	—	—	Over
	Inc.			$100,000			$100,000

	BlackRock MuniYield	100	$1–$10,000	Over	—	—	Over
	Insured Fund, Inc.			$100,000			$100,000

	BlackRock MuniYield	100	$1–$10,000	Over	—	—	Over
	Insured Investment Fund			$100,000			$100,000

	BlackRock MuniYield	100	$1–$10,000	Over	—	—	Over
	Investment Fund			$100,000			$100,000

	BlackRock MuniYield	1,500	$10,001–	Over	—	—	Over
	New York Insured Fund, Inc.		$50,000	$100,000			$100,000

	BlackRock MuniYield Quality	100	$1–$10,000	Over	—	—	Over
	Fund II, Inc.			$100,000			$100,000

	BlackRock MuniYield Quality	100	$1–$10,000	Over	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock Senior High	100	$1–$10,000	Over	—	—	Over
	Income Fund, Inc.			$100,000			$100,000

Independent Board Members:

Richard E. Cavanagh	BlackRock Corporate High	100	$1–$10,000	Over	—	—	Over
	Yield Fund III, Inc.			$100,000			$100,000

	BlackRock Corporate High	100	$1–$10,000	Over	—	—	Over
	Yield Fund V, Inc.			$100,000			$100,000

	BlackRock Corporate High	100	$1–$10,000	Over	5,790	$50,001–	Over
	Yield Fund VI, Inc.			$100,000		$100,000	$100,000

	BlackRock Corporate High	100	$1–$10,000	Over	—	—	Over
	Yield Fund, Inc.			$100,000			$100,000

	BlackRock Credit Allocation	100	$1–$10,000	Over	—	—	Over
	Income Trust I, Inc.			$100,000			$100,000

	BlackRock Credit Allocation	100	$1–$10,000	Over	4,521	$10,001–	Over
	Income Trust II, Inc.			$100,000		$50,000	$100,000

	BlackRock Debt Strategies	100	$1–$10,000	Over	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock Diversified	100	$1–$10,000	Over	—	—	Over
	Income Strategies Fund, Inc.			$100,000			$100,000

	BlackRock Enhanced Capital	261	$1–$10,000	Over	—	—	Over
	and Income Fund, Inc.			$100,000			$100,000

	BlackRock Enhanced	100	$1–$10,000	Over	—	—	Over
	Government Fund, Inc.			$100,000			$100,000

	BlackRock Floating Rate	100	$1–$10,000	Over	—	—	Over
	Income Strategies Fund II,			$100,000			$100,000
	Inc.

	BlackRock Floating Rate	100	$1–$10,000	Over	—	—	Over
	Income Strategies Fund,			$100,000			$100,000
	Inc.

Name of Board Member	Fund Name	Number of Shares of Common Stock	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in Fund Complex
Independent Board Members: (continued)

Richard E. Cavanagh	BlackRock Muni Intermediate	100	$1–$10,000	Over	—	—	Over
(continued)	Duration Fund, Inc.			$100,000			$100,000

	BlackRock MuniEnhanced	100	$1–$10,000	Over	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock MuniHoldings	100	$1–$10,000	Over	—	—	Over
	Fund II, Inc.			$100,000			$100,000

	BlackRock MuniHoldings	100	$1–$10,000	Over	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock MuniHoldings	100	$1–$10,000	Over	—	—	Over
	Insured Fund II, Inc.			$100,000			$100,000

	BlackRock MuniHoldings	100	$1–$10,000	Over	—	—	Over
	Insured Fund, Inc.			$100,000			$100,000

	BlackRock MuniVest Fund II,	100	$1–$10,000	Over	—	—	Over
	Inc.			$100,000			$100,000

	BlackRock MuniVest Fund,	100	$1–$10,000	Over	—	—	Over
	Inc.			$100,000			$100,000

	BlackRock MuniYield Fund,	100	$1–$10,000	Over	—	—	Over
	Inc.			$100,000			$100,000

	BlackRock MuniYield	100	$1–$10,000	Over	—	—	Over
	Insured Fund, Inc.			$100,000			$100,000

	BlackRock MuniYield Quality	100	$1–$10,000	Over	—	—	Over
	Fund II, Inc.			$100,000			$100,000

	BlackRock MuniYield Quality	100	$1–$10,000	Over	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock Senior High	100	$1–$10,000	Over	—	—	Over
	Income Fund, Inc.			$100,000			$100,000

	The Massachusetts Health &	100	$1–$10,000	Over	—	—	Over
	Education Tax-Exempt Trust			$100,000			$100,000

Frank J. Fabozzi	BlackRock Corporate High	10	$1–$10,000	$50,001–	—	—	Over
	Yield Fund III, Inc.			$100,000			$100,000

	BlackRock Corporate High	10	$1–$10,000	$50,001–	—	—	Over
	Yield Fund V, Inc.			$100,000			$100,000

	BlackRock Corporate High	—	—	$50,001–	5,021	$50,001–	Over
	Yield Fund VI, Inc.			$100,000		$100,000	$100,000

	BlackRock Corporate High	10	$1–$10,000	$50,001–	—	—	Over
	Yield Fund, Inc.			$100,000			$100,000

	BlackRock Credit Allocation	10	$1–$10,000	$50,001–	—	—	Over
	Income Trust I, Inc.			$100,000			$100,000

	BlackRock Credit Allocation	—	—	$50,001–	3,963	$10,001–	Over
	Income Trust II, Inc.			$100,000		$50,000	$100,000

	BlackRock Debt Strategies	10	$1–$10,000	$50,001–	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock Diversified	10	$1–$10,000	$50,001–	—	—	Over
	Income Strategies Fund, Inc.			$100,000			$100,000

	BlackRock Enhanced	10	$1–$10,000	$50,001–	—	—	Over
	Government Fund, Inc.			$100,000			$100,000

	BlackRock Floating Rate	10	$1–$10,000	$50,001–	—	—	Over
	Income Strategies Fund II,			$100,000			$100,000
	Inc.

	BlackRock Floating Rate	10	$1–$10,000	$50,001–	—	—	Over
	Income Strategies Fund, Inc.			$100,000			$100,000

	BlackRock Muni Intermediate	10	$1–$10,000	$50,001–	—	—	Over
	Duration Fund, Inc.			$100,000			$100,000

Name of Board Member	Fund Name	Number of Shares of Common Stock	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in Fund Complex
Independent Board Members: (continued)

Frank J. Fabozzi	BlackRock MuniEnhanced	10	$1–$10,000	$50,001–	—	—	Over
(continued)	Fund, Inc.			$100,000			$100,000

	BlackRock MuniHoldings	10	$1–$10,000	$50,001–	—	—	Over
	Fund II, Inc.			$100,000			$100,000

	BlackRock MuniHoldings	10	$1–$10,000	$50,001–	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock MuniHoldings	10	$1–$10,000	$50,001–	—	—	Over
	Insured Fund II, Inc.			$100,000			$100,000

	BlackRock MuniHoldings	10	$1–$10,000	$50,001–	—	—	Over
	Insured Fund, Inc.			$100,000			$100,000

	BlackRock MuniVest Fund II,	10	$1–$10,000	$50,001–	—	—	Over
	Inc.			$100,000			$100,000

	BlackRock MuniVest Fund,	10	$1–$10,000	$50,001–	—	—	Over
	Inc.			$100,000			$100,000

	BlackRock MuniYield Fund,	10	$1–$10,000	$50,001–	—	—	Over
	Inc.			$100,000			$100,000

	BlackRock MuniYield	10	$1–$10,000	$50,001–	—	—	Over
	Insured Fund, Inc.			$100,000			$100,000

	BlackRock MuniYield	10	$1–$10,000	$50,001–	—	—	Over
	Pennsylvania Insured Fund			$100,000			$100,000

	BlackRock MuniYield Quality	10	$1–$10,000	$50,001–	—	—	Over
	Fund II, Inc.			$100,000			$100,000

	BlackRock MuniYield Quality	10	$1–$10,000	$50,001–	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock Senior High	10	$1–$10,000	$50,001–	—	—	Over
	Income Fund, Inc.			$100,000			$100,000

Kathleen F. Feldstein	BlackRock Corporate High	—	—	$10,001–	4,501	$10,001–	Over
	Yield Fund VI, Inc.			$50,000		$50,000	$100,000

	BlackRock Credit Allocation	—	—	$10,001–	4,060	$10,001–	Over
	Income Trust II, Inc.			$50,000		$50,000	$100,000

James T. Flynn	BlackRock Corporate High	—	—	Over	5,628	$50,001–	Over
	Yield Fund VI, Inc.			$100,000		$100,000	$100,000

	BlackRock Credit Allocation	—	—	Over	5,479	$50,001–	Over
	Income Trust II, Inc.			$100,000		$100,000	$100,000

Jerrold B. Harris	BlackRock Corporate High	135	$1–$10,000	$50,001–	—	—	Over
	Yield Fund III, Inc.			$100,000			$100,000

	BlackRock Corporate High	135	$1–$10,000	$50,001–	—	—	Over
	Yield Fund V, Inc.			$100,000			$100,000

	BlackRock Corporate High	134	$1–$10,000	$50,001–	5,117	$50,001–	Over
	Yield Fund VI, Inc.			$100,000		$100,000	$100,000

	BlackRock Corporate High	134	$1–$10,000	$50,001–	—	—	Over
	Yield Fund, Inc.			$100,000			$100,000

	BlackRock Credit Allocation	132	$1–$10,000	$50,001–	—	—	Over
	Income Trust I, Inc.			$100,000			$100,000

	BlackRock Credit Allocation	134	$1–$10,000	$50,001–	4,981	$10,001–	Over
	Income Trust II Inc.			$100,000		$50,000	$100,000

	BlackRock Debt Strategies	136	$1–$10,000	$50,001–	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock Diversified	137	$1–$10,000	$50,001–	—	—	Over
	Income Strategies Fund, Inc.			$100,000			$100,000

	BlackRock Enhanced Capital	357	$1–$10,000	$50,001–	—	—	Over
	and Income Fund, Inc.			$100,000			$100,000

Name of Board Member	Fund Name	Number of Shares of Common Stock	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in Fund Complex
Independent Board Members: (continued)

Jerrold B. Harris	BlackRock Enhanced	119	$1–$10,000	$50,001–	—	—	Over
(continued)	Government Fund, Inc.			$100,000			$100,000

	BlackRock Floating Rate	127	$1–$10,000	$50,001–	—	—	Over
	Income Strategies Fund II,			$100,000			$100,000
	Inc.

	BlackRock Floating Rate	125	$1–$10,000	$50,001–	—	—	Over
	Income Strategies Fund, Inc.			$100,000			$100,000

	BlackRock Muni Intermediate	100	$1–$10,000	$50,001–	—	—	Over
	Duration Fund, Inc.			$100,000			$100,000

	BlackRock MuniEnhanced	115	$1–$10,000	$50,001–	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock MuniHoldings	116	$1–$10,000	$50,001–	—	—	Over
	Fund II, Inc.			$100,000			$100,000

	BlackRock MuniHoldings	116	$1–$10,000	$50,001–	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock MuniHoldings	115	$1–$10,000	$50,001–	—	—	Over
	Insured Fund II, Inc.			$100,000			$100,000

	BlackRock MuniHoldings	114	$1–$10,000	$50,001–	—	—	Over
	Insured Fund, Inc.			$100,000			$100,000

	BlackRock MuniVest Fund II,	117	$1–$10,000	$50,001–	—	—	Over
	Inc.			$100,000			$100,000

	BlackRock MuniVest Fund,	116	$1–$10,000	$50,001–	—	—	Over
	Inc.			$100,000			$100,000

	BlackRock MuniYield Fund,	116	$1–$10,000	$50,001–	—	—	Over
	Inc.			$100,000			$100,000

	BlackRock MuniYield	115	$1–$10,000	$50,001–	—	—	Over
	Insured Fund, Inc.			$100,000			$100,000

	BlackRock MuniYield Quality	114	$1–$10,000	$50,001–	—	—	Over
	Fund II, Inc.			$100,000			$100,000

	BlackRock MuniYield Quality	114	$1–$10,000	$50,001–	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock Senior High	128	$1–$10,000	$50,001–	—	—	Over
	Income Fund, Inc.			$100,000			$100,000

R. Glenn Hubbard	BlackRock Corporate High	—	—	$50,001–	9,329	$50,001–	Over
	Yield Fund VI, Inc.			$100,000		$100,000	$100,000

	BlackRock Credit Allocation	—	—	$50,001–	6,924	$50,001–	Over
	Income Trust II, Inc.			$100,000		$100,000	$100,000

W. Carl Kester	BlackRock Corporate High	100	$1–$10,000	Over	—	—	Over
	Yield Fund III, Inc.			$100,000			$100,000

	BlackRock Corporate High	100	$1–$10,000	Over	—	—	Over
	Yield Fund V, Inc.			$100,000			$100,000

	BlackRock Corporate High	—	—	Over	3,070	$10,001–	Over
	Yield Fund VI, Inc.			$100,000		$50,000	$100,000

	BlackRock Corporate High	100	$1–$10,000	Over	—	—	Over
	Yield Fund, Inc.			$100,000			$100,000

	BlackRock Credit Allocation	100	$1–$10,000	Over	—	—	Over
	Income Trust I, Inc.			$100,000			$100,000

	BlackRock Credit Allocation	100	$1–$10,000	Over	2,989	$10,001–	Over
	Income Trust II, Inc.			$100,000		$50,000	$100,000

	BlackRock Debt Strategies	100	$1–$10,000	Over	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock Diversified	100	$1–$10,000	Over	—	—	Over
	Income Strategies Fund, Inc.			$100,000			$100,000

Name of Board Member	Fund Name	Number of Shares of Common Stock	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in Fund Complex
Independent Board Members: (continued)

W. Carl Kester	BlackRock Enhanced Capital	1,808	$10,001–	Over	—	—	Over
(continued)	and Income Fund, Inc.		$50,000	$100,000			$100,000

	BlackRock Enhanced	1,000	$10,001–	Over	—	—	Over
	Government Fund, Inc.		$50,000	$100,000			$100,000

	BlackRock Floating Rate	100	$1–$10,000	Over	—	—	Over
	Income Strategies Fund II,			$100,000			$100,000
	Inc.

	BlackRock Floating Rate	100	$1–$10,000	Over	—	—	Over
	Income Strategies Fund, Inc.			$100,000			$100,000

	BlackRock Senior High	1,000	$1–$10,000	Over	—	—	Over
	Income Fund, Inc.			$100,000			$100,000

Karen P. Robards	BlackRock Corporate High	—	—	$50,001–	3,009	$10,001–	Over
	Yield Fund VI, Inc.			$100,000		$50,000	$100,000

	BlackRock Credit Allocation	675	$1–$10,000	$50,001–	—	—	Over
	Income Trust I, Inc.			$100,000			$100,000

	BlackRock Credit Allocation	690	$1–$10,000	$50,001–	2,742	$10,001–	Over
	Income Trust II, Inc.			$100,000		$50,000	$100,000

	BlackRock Enhanced Capital	2,770	$10,001–	$50,001–	—	—	Over
	and Income Fund, Inc.		$50,000	$100,000			$100,000

(1)	Represents, as of May 31, 2010, the approximate number of share equivalents owned under the deferred compensation plans in the funds in the Closed-End Complex by certain Independent Board Members who have participated in the deferred compensation plans. Under the deferred compensation plans, BlackRock International Growth and Income Trust, BlackRock Enhanced Dividend Achievers™ Trust, BlackRock Energy and Resources Trust, BlackRock Floating Rate Income Trust, BlackRock Limited Duration Income Trust, BlackRock Credit Allocation Income Trust IV, BlackRock Corporate High Yield Fund VI, Inc. and BlackRock Credit Allocation Income Trust II, Inc. are eligible investments.

     As of May 31, 2010, all Board Members, Board Nominees and officers as a group owned less than 1% of the outstanding shares of each Fund which they are nominated to oversee.

     None of the Independent Board Members nor their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock as of May 31, 2010.

Appendix D

Meetings of the Boards

     During the most recent full fiscal year for each Fund listed in the table below, the Board met the following number of times:

Fund	Fiscal Year End	Number of Board Meetings
ARK	28-Feb	5
CII	31-Oct	6
COY	28-Feb	5
CYE	28-Feb	5
DSU	28-Feb	5
DVF	31-Aug	9
EGF	31-Dec	6
FRA	31-Aug	9
FRB	28-Feb	5
HYT	31-Aug	9
HYV	31-Aug	9
MCA	31-Jul	8
MEN	30-Apr	5
MFL	31-Aug	9
MFT	31-Jul	8
MHD	30-Apr	5
MHE	31-Aug	9
MHN	31-Aug	9
MIY	31-Jul	8
MJI	31-Jul	8
MNE	31-Jul	8
MPA	31-Jul	8
MQT	30-Apr	5
MQY	30-Apr	5
MUC	31-Jul	8
MUE	31-Jul	8
MUH	30-Apr	5
MUI	30-Apr	5
MUJ	31-Jul	8
MUS	30-Apr	5
MVF	31-Aug	9
MVT	30-Apr	5
MYC	31-Jul	8
MYD	30-Apr	5
MYF	31-Jul	8
MYI	31-Jul	8
MYJ	31-Jul	8
MYM	31-Jul	8
MYN	31-Jul	8
MZA	31-Jul	8
PSW	31-Oct	6
PSY	31-Oct	6

D-1

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Appendix E

Standing and Other Operating Committees of the Boards

     The business and affairs of each Fund are managed by or under the direction of its Board.

     Standing Committees. The Board of each Fund has established the following standing committees:

     Audit Committee. Each Board has a standing Audit Committee comprised of Karen P. Robards (Chair), Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting polices and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and evaluating the independence and objectivity of the independent auditors; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit and discussing the Fund’s audited and unaudited financial statements; (iv) reviewing any issues raised by the independent auditor or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board in considering the performance of the Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; and (vii) resolving any disagreements between Fund management and the independent auditors regarding financial reporting.

     A copy of the Audit Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.1

     Governance and Nominating Committee. Each Board has a standing Governance and Nominating Committee. Each Governance and Nominating Committee is comprised of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and Jerrold B. Harris, all of whom are Independent Board Members.

     The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Independent Board Member nominees for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect of Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; and (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members.

     The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new directors should be added to the Board. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The

[1]	The website address where a copy of the Audit Committee Charter for the Funds can be found is http://www1.blackrock.com/eIndex.aspx?cmty=ind&m=ind_1&m1=ind_1_2&lo=4&eid=35929&ln=36494.

Board Members’ biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

     Each Governance and Nominating Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send a recommendation to the Fund’s Secretary that includes all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members or is required by the advance notice provision of the Fund’s By-laws. For a candidate to be considered by the Governance and Nominating Committee, a shareholder must submit the recommendation in writing and must include:

  the name and record address of the shareholder, the class or series and number of shares of the Fund which are owned beneficially or of record by the shareholder, a description of all arrangements or understandings between the shareholder and each proposed candidate and any other person or persons (including their names) in connection with the nomination(s) made by the shareholder, a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its recommendation, and any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

  the name, age, business address and residential address of the candidate(s), the principal occupation or employment of the candidate(s), the class or series and number of shares of the Fund which are owned beneficially or of record by the candidate(s), if any, and any other information relating to the candidate(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act.

     Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a director/trustee if elected. The Governance and Nominating Committee may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

     A copy of the Governance and Nominating Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.2

     Compliance Committee. Each Fund has a Compliance Committee composed of Kathleen F. Feldstein (Chair), Richard E. Cavanagh, Jerrold B. Harris and R. Glenn Hubbard, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any subadvisor and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from and making certain recommendations in respect of the Fund’s Chief Compliance Officer, including, without limitation, determining the amount and structure of the Chief Compliance Officer’s compensation. The Boards have adopted a written charter for each Compliance Committee.

[2]	The website address where a copy of the Governance and Nominating Committee Charter for the Funds can be found is http://www1.blackrock.com/eIndex.aspx?cmty=ind&m=ind_1&m1=ind_1_2&lo=4&eid=35929&ln=36494.

     Performance Oversight Committee. Each Fund has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Richard E. Cavanagh, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objectives, policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objectives, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment polices and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. The Boards have adopted a written charter for each Performance Oversight Committee.

     Executive Committee. Each Fund has an Executive Committee composed of Richard E. Cavanagh and Karen P. Robards, both of whom are Independent Board Members, and Richard S. Davis, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Boards have adopted a written charter for each Executive Committee.

     Other Operating Committees. The Funds also have adopted the following ad hoc committee.

     Ad Hoc AMPS Committee. Each AMPS Fund has an ad hoc Committee on Auction Market Preferred Shares (the “AMPS Committee”) composed of Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, Henry Gabbay and W. Carl Kester. Since February 2008, most auction rate preferred shares, including the AMPS, have been unable to hold successful auctions and AMPS holders have faced reduced liquidity. The AMPS Committee was formed to monitor issues arising from recent market turmoil and oversee efforts to address the effects of reduced AMPS liquidity on each Fund and to evaluate the liquidity considerations of the AMPS holders, each in a manner consistent with each Fund’s and its shareholders’ best interests and investment strategies. As of the date of this Proxy Statement, the AMPS Committee has met eight times in the calendar year and 35 times since its formation. As of the date of this Proxy Statement, the total amount of redemptions of auction market preferred shares across the Closed-End Complex, including the AMPS Funds, equaled $3.190 billion, which represents approximately 32.5% of all auction market preferred shares outstanding for the Closed-End Complex as of February 2008. The AMPS Funds are currently exploring alternative forms of leverage in order to provide liquidity to holders of AMPS, including, among other things, development of a new form of preferred stock that includes a put feature, which would make the security eligible for purchase by money market funds. The AMPS Funds are also exploring the expanded use of additional alternative forms of leverage such as tender option bonds, repurchase agreements and credit facilities.

     Each Audit Committee, each Governance and Nominating Committee, each Compliance Committee, each Performance Oversight Committee, each Executive Committee and each AMPS Committee met the following number of times for each Fund’s most recent fiscal year:

Fund	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of Ad Hoc AMPS Committee Meetings
ARK	28-Feb	7	4	5	4	2	N/A
CII	31-Oct	8	4	5	4	0	N/A
COY	28-Feb	7	4	5	4	2	N/A
CYE	28-Feb	7	4	5	4	2	N/A
DSU	28-Feb	7	4	5	4	2	N/A
DVF	31-Aug	9	5	6	5	3	N/A
EGF	31-Dec	7	4	5	4	2	N/A

Fund	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of Ad Hoc AMPS Committee Meetings
FRA	31-Aug	9	5	6	5	3	N/A
FRB	28-Feb	7	4	5	4	2	N/A
HYT	31-Aug	9	5	6	5	3	N/A
HYV	31-Aug	9	5	6	5	3	N/A
MCA	31-Jul	8	4	5	4	2	15
MEN	30-Apr	5	4	5	4	1	11
MFL	31-Aug	9	5	6	5	2	14
MFT	31-Jul	8	4	5	4	2	15
MHD	30-Apr	5	4	5	4	1	11
MHE	31-Aug	9	5	6	5	2	14
MHN	31-Aug	9	5	6	5	2	14
MIY	31-Jul	8	4	5	4	2	15
MJI	31-Jul	8	4	5	4	2	15
MNE	31-Jul	8	4	5	4	2	15
MPA	31-Jul	8	4	5	4	2	15
MQT	30-Apr	5	4	5	4	1	11
MQY	30-Apr	5	4	5	4	1	11
MUC	31-Jul	9	4	5	4	2	15
MUE	31-Jul	8	4	5	4	2	15
MUH	30-Apr	5	4	5	4	1	11
MUI	30-Apr	5	4	5	4	1	11
MUJ	31-Jul	8	4	5	4	2	15
MUS	30-Apr	5	4	5	4	1	11
MVF	31-Aug	9	5	6	5	2	14
MVT	30-Apr	5	4	5	4	1	11
MYC	31-Jul	8	4	5	4	2	15
MYD	30-Apr	5	4	5	4	1	11
MYF	31-Jul	8	4	5	4	2	15
MYI	31-Jul	8	4	5	4	2	15
MYJ	31-Jul	8	4	5	4	2	15
MYM	31-Jul	8	4	5	4	2	15
MYN	31-Jul	8	4	5	4	2	15
MZA	31-Jul	8	4	5	4	2	15
PSW	31-Oct	8	4	5	4	1	10
PSY	31-Oct	8	4	5	4	1	10

     Joint Product Pricing Committee. The boards of the Equity-Liquidity Complex, the Equity-Bond Complex and the Closed-End Complex established the ad hoc Joint Product Pricing Committee comprised of nine members drawn from the members serving on the Boards of these BlackRock Fund Complexes. Ms. Karen P. Robards and Mr. Jerrold B. Harris currently are members of the Joint Product Pricing Committee representing the Closed-End Complex. Five Independent Board Members representing the Equity-Bond Complex and two Independent Board Members representing the Equity-Liquidity Complex serve on the Joint Product Pricing Committee. The Joint Product Pricing Committee is chaired by Mr. John F. O’Brien. The purpose of the Joint Product Pricing Committee is to review the components and pricing structure of the non-money market funds in the BlackRock Fund Complexes. The Joint Product Pricing Committee was formed on June 4, 2009, and for the period from June 4, 2009 to June 3, 2010, the Joint Product Pricing Committee met six times.

Appendix F

Executive Officers of the Funds

     The executive officers of each Fund, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

     Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Executive Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupations(s) During Past 5 Years
Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer*	Since 2007**	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard B. Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds of BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	President of MFL, MYF, MFT and MPA*	Since 2007	Managing Director of BlackRock, Inc. since 2005; Chief Executive Officer and Chairman of the Board of Trustees, State Street Research & Management Company from 2000 to 2005.

*	Richard S. Davis is the President and Ms. Ackerley is the Chief Executive Officer of BlackRock MuniHoldings Insured Investment Fund (MFL), BlackRock MuniYield Investment Fund (MYF), BlackRock MuniYield Insured Investment Fund (MFT) and BlackRock MuniYield Pennsylvania Insured Fund (MPA). His information is included at page 6 of the Proxy Statement.
**	Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.

     With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

F-1

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Appendix G

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees
to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End†	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
ARK	28-Feb	49,300	49,300	0	0
CII	31-Oct	37,400	37,200	0	0
COY	28-Feb	42,500	42,500	0	0
CYE	28-Feb	42,500	42,500	0	0
DSU	28-Feb	49,300	49,300	0	0
DVF	31-Aug	49,300	46,300	0	8,000
EGF	31-Dec	35,700	32,300	0	0
FRA	31-Aug	49,300	46,300	0	8,000
FRB	28-Feb	49,300	49,300	0	0
HYT	31-Aug	42,500	41,000	0	8,000
HYV	31-Aug	42,500	41,000	0	8,000
MCA	31-Jul	35,400	34,500	3,500	3,500
MEN	30-Apr	33,300	23,200	3,500	3,500
MFL	31-Aug	35,900	35,000	3,500	3,500
MFT	31-Jul	28,800	27,900	3,500	3,500
MHD	30-Apr	34,300	34,300	3,500	3,500
MHE	31-Aug	24,400	23,500	3,500	3,500
MHN	31-Aug	33,600	32,700	3,500	3,500
MIY	31-Jul	30,900	30,000	3,500	3,500
MJI	31-Jul	28,000	27,100	3,500	3,500
MNE	31-Jul	28,500	23,200	3,500	3,500
MPA	31-Jul	28,000	27,100	3,500	3,500
MQT	30-Apr	34,800	34,800	3,500	3,500
MQY	30-Apr	36,700	36,700	3,500	3,500
MUC	31-Jul	28,500	38,200	3,500	3,500
MUE	31-Jul	34,300	33,400	3,500	3,500
MUH	30-Apr	30,400	30,400	3,500	3,500
MUI	30-Apr	35,200	35,200	3,500	3,500
MUJ	31-Jul	29,600	28,700	3,500	3,500
MUS	30-Apr	33,300	33,300	3,500	3,500
MVF	31-Aug	34,600	33,700	3,500	3,500
MVT	30-Apr	33,400	33,400	3,500	3,500
MYC	31-Jul	33,400	32,500	3,500	3,500
MYD	30-Apr	36,400	36,400	3,500	3,500
MYF	31-Jul	30,400	29,500	3,500	3,500
MYI	31-Jul	39,200	38,300	3,500	3,500
MYJ	31-Jul	29,400	28,500	3,500	3,500
MYM	31-Jul	28,800	27,900	3,500	3,500
MYN	31-Jul	33,400	32,500	3,500	3,500
MZA	31-Jul	26,200	25,300	3,500	3,500
PSW	31-Oct	40,000	38,300	3,500	7,000
PSY	31-Oct	40,000	38,300	3,500	7,000

†	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. However, all information provided in this appendix is for the post-amended FYE. The April 30 FYE change for MEN occurred with the April 2009 Annual Shareholder Report, and the July 30 FYE change for MUC occurred with the July 2009 Annual Shareholder Report.

Tax Fees and All Other Fees

		Tax Fees		All Other Fees
Fund	Fiscal Year End†	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
ARK	28-Feb	6,100	6,100	0	1,028
CII	31-Oct	6,100	6,100	1,028	1,049
COY	28-Feb	6,100	6,100	0	1,028
CYE	28-Feb	6,100	6,100	0	1,028
DSU	28-Feb	6,100	6,100	0	1,028
DVF	31-Aug	6,100	6,100	1,028	1,049
EGF	31-Dec	6,100	6,100	1,028	1,049
FRA	31-Aug	6,100	6,100	1,028	1,049
FRB	28-Feb	6,100	6,100	0	1,028
HYT	31-Aug	6,100	6,100	1,028	1,049
HYV	31-Aug	6,100	6,100	1,028	1,049
MCA	31-Jul	6,100	6,100	1,028	1,049
MEN	30-Apr	6,100	6,100	0	1,028
MFL	31-Aug	6,100	6,100	1,028	1,049
MFT	31-Jul	6,100	6,100	1,028	1,049
MHD	30-Apr	6,100	6,100	0	1,028
MHE	31-Aug	6,100	6,100	1,028	1,049
MHN	31-Aug	6,100	6,100	1,028	1,049
MIY	31-Jul	6,100	6,100	1,028	1,049
MJI	31-Jul	6,100	6,100	1,028	1,049
MNE	31-Jul	6,100	6,100	1,028	1,049
MPA	31-Jul	6,100	6,100	1,028	1,049
MQT	30-Apr	6,100	6,100	0	1,028
MQY	30-Apr	6,100	6,100	0	1,028
MUC	31-Jul	6,100	6,100	1,028	1,049
MUE	31-Jul	6,100	6,100	1,028	1,049
MUH	30-Apr	6,100	6,100	0	1,028
MUI	30-Apr	6,100	6,100	0	1,028
MUJ	31-Jul	6,100	6,100	1,028	1,049
MUS	30-Apr	6,100	6,100	0	1,028
MVF	31-Aug	6,100	6,100	1,028	1,049
MVT	30-Apr	6,100	6,100	0	1,028
MYC	31-Jul	6,100	6,100	1,028	1,049
MYD	30-Apr	6,100	6,100	0	1,028
MYF	31-Jul	6,100	6,100	1,028	1,049
MYI	31-Jul	6,100	6,100	1,028	1,049
MYJ	31-Jul	6,100	6,100	1,028	1,049
MYM	31-Jul	6,100	6,100	1,028	1,049
MYN	31-Jul	6,100	6,100	1,028	1,049
MZA	31-Jul	6,100	6,100	1,028	1,049
PSW	31-Oct	6,100	6,100	1,028	1,049
PSY	31-Oct	6,100	6,100	1,028	1,049

†	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. However, all information provided in this appendix is for the post-amended FYE. The April 30 FYE change for MEN occurred with the April 2009 Annual Shareholder Report, and the July 30 FYE change for MUC occurred with the July 2009 Annual Shareholder Report.

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

		Audit-Related Fees		Tax Fees		All Other Fees
Fund	Fiscal Year End†	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
ARK	28-Feb	10,777	402,500	0	0	0	0
CII	31-Oct	402,500	405,000	0	0	0	0
COY	28-Feb	10,777	402,500	0	0	0	0
CYE	28-Feb	10,777	402,500	0	0	0	0
DSU	28-Feb	10,777	402,500	0	0	0	0
DVF	31-Aug	402,500	405,000	0	0	0	0
EGF	31-Dec	402,500	405,000	0	0	0	0
FRA	31-Aug	402,500	405,000	0	0	0	0
FRB	28-Feb	10,777	402,500	0	0	0	0
HYT	31-Aug	402,500	405,000	0	0	0	0
HYV	31-Aug	402,500	405,000	0	0	0	0
MCA	31-Jul	402,500	405,000	0	0	0	0
MEN	30-Apr	10,777	402,500	0	0	0	0
MFL	31-Aug	402,500	405,000	0	0	0	0
MFT	31-Jul	402,500	405,000	0	0	0	0
MHD	30-Apr	10,777	402,500	0	0	0	0
MHE	31-Aug	402,500	405,000	0	0	0	0
MHN	31-Aug	402,500	405,000	0	0	0	0
MIY	31-Jul	402,500	405,000	0	0	0	0
MJI	31-Jul	402,500	405,000	0	0	0	0
MNE	31-Jul	402,500	405,000	0	0	0	0
MPA	31-Jul	402,500	405,000	0	0	0	0
MQT	30-Apr	10,777	402,500	0	0	0	0
MQY	30-Apr	10,777	402,500	0	0	0	0
MUC	31-Jul	402,500	402,500	0	0	0	0
MUE	31-Jul	402,500	405,000	0	0	0	0
MUH	30-Apr	10,777	402,500	0	0	0	0
MUI	30-Apr	10,777	402,500	0	0	0	0
MUJ	31-Jul	402,500	405,000	0	0	0	0
MUS	30-Apr	10,777	402,500	0	0	0	0
MVF	31-Aug	402,500	405,000	0	0	0	0
MVT	30-Apr	10,777	402,500	0	0	0	0
MYC	31-Jul	402,500	405,000	0	0	0	0
MYD	30-Apr	10,777	402,500	0	0	0	0
MYF	31-Jul	402,500	405,000	0	0	0	0
MYI	31-Jul	402,500	405,000	0	0	0	0
MYJ	31-Jul	402,500	405,000	0	0	0	0
MYM	31-Jul	402,500	405,000	0	0	0	0
MYN	31-Jul	402,500	405,000	0	0	0	0
MZA	31-Jul	402,500	405,000	0	0	0	0
PSW	31-Oct	402,500	405,000	0	0	0	0
PSY	31-Oct	402,500	405,000	0	0	0	0

†	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. However, all information provided in this appendix is for the post-amended FYE. The April 30 FYE change for MEN occurred with the April 2009 Annual Shareholder Report, and the July 30 FYE change for MUC occurred with the July 2009 Annual Shareholder Report.

Aggregate non-audit fees for services provided to each Fund and its Affiliated Service Providers, regardless of whether pre-approval was required:

		Aggregate Non-Audit Fees
Fund	Fiscal Year End†	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
ARK	28-Feb	16,877	409,628
CII	31-Oct	409,628	412,149
COY	28-Feb	16,877	409,628
CYE	28-Feb	16,877	409,628
DSU	28-Feb	16,877	409,628
DVF	31-Aug	409,628	420,149
EGF	31-Dec	409,628	412,149
FRA	31-Aug	409,628	420,149
FRB	28-Feb	16,877	409,628
HYT	31-Aug	409,628	420,149
HYV	31-Aug	409,628	420,149
MCA	31-Jul	413,128	415,649
MEN	30-Apr	20,377	412,100
MFL	31-Aug	413,128	415,649
MFT	31-Jul	413,128	415,649
MHD	30-Apr	20,377	413,128
MHE	31-Aug	413,128	415,649
MHN	31-Aug	413,128	415,649
MIY	31-Jul	413,128	415,649
MJI	31-Jul	413,128	415,649
MNE	31-Jul	413,128	411,100
MPA	31-Jul	413,128	415,649
MQT	30-Apr	20,377	413,128
MQY	30-Apr	20,377	413,128
MUC	31-Jul	413,600	413,128
MUE	31-Jul	413,128	415,649
MUH	30-Apr	20,377	413,128
MUI	30-Apr	20,377	413,128
MUJ	31-Jul	413,128	415,649
MUS	30-Apr	20,377	413,128
MVF	31-Aug	413,128	415,649
MVT	30-Apr	20,377	413,128
MYC	31-Jul	413,128	415,649
MYD	30-Apr	20,377	413,128
MYF	31-Jul	413,128	415,649
MYI	31-Jul	413,128	415,649
MYJ	31-Jul	413,128	415,649
MYM	31-Jul	413,128	415,649
MYN	31-Jul	413,128	415,649
MZA	31-Jul	413,128	415,649
PSW	31-Oct	413,128	419,149
PSY	31-Oct	413,128	419,149

†	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. However, all information provided in this appendix is for the post-amended FYE. The April 30 FYE change for MEN occurred with the April 2009 Annual Shareholder Report, and the July 30 FYE change for MUC occurred with the July 2009 Annual Shareholder Report.

Appendix H

5% Share Ownership

     As of June 30, 2010, to the best knowledge of each Fund, the following persons beneficially owned 5% or more of the outstanding shares of the class of the Funds indicated:

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held
MCA	First Trust	120 East Liberty Drive,	2,199,076	6.40%	—	—
	Portfolios L.P.	Suite 400
		Wheaton, IL 60187

MCA	Bank of America	Bank of America Corporate Center	—	—	2,483	37.30%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MCA	UBS AG	Bahnhofstrasse 45	—	—	728	10.93%
		PO Box CH-8021
		Zurich, Switzerland

MFT	Morgan Stanley	1585 Broadway	—	—	122	5.40%
		New York, NY 10036

MFT	UBS AG	Bahnhofstrasse 45	—	—	384	16.98%
		PO Box CH-8021
		Zurich, Switzerland

MFT	Bank of America	Bank of America Corporate Center	—	—	1,112	44.70%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MIY	Bank of America	Bank of America Corporate Center	—	—	2,769	47.80%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MIY	Citigroup Global	388 Greenwich Street	—	—	470	8.10%
	Markets Inc.	New York, NY 10013

MIY	UBS AG	Bahnhofstrasse 45	—	—	722	12.48%
		PO Box CH-8021
		Zurich, Switzerland

MJI	UBS AG	Bahnhofstrasse 45	—	—	225	8.72%
		PO Box CH-8021
		Zurich, Switzerland

MJI	Bank of America	Bank of America Corporate Center	—	—	1,461	56.60%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MNE	Bank of America	Bank of America Corporate Center	—	—	917	77.40%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MPA	UBS AG	Bahnhofstrasse 45	—	—	259	9.76%
		PO Box CH-8021
		Zurich, Switzerland

MPA	Bank of America	Bank of America Corporate Center	—	—	1,245	40.20%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MUC	Bank of America	Bank of America Corporate Center	—	—	3,192	31.40%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MUC	First Trust	120 East Liberty Drive,	4,141,127	10.10%	—	—
	Portfolios L.P.	Suite 400
		Wheaton, IL 60187

MUC	UBS AG	Bahnhofstrasse 45	—	—	727	8.54%
		PO Box CH-8021
		Zurich, Switzerland

MUC	Morgan Stanley	1585 Broadway	—	—	770	9.10%
		New York, NY 10036

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held
MUE	First Trust	120 East Liberty Drive,	2,350,122	10.50%	—	—
	Portfolios L.P.	Suite 400
		Wheaton, IL 60187

MUE	Bank of America	Bank of America Corporate Center	—	—	2,394	45.70%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MUE	Royal Bank of	200 Bay Street	—	—	366	7.00%
	Canada	Toronto, Ontario M5J 2J5
		Canada

MUE	UBS AG	Bahnhofstrasse 45	—	—	308	5.88%
		PO Box CH-8021
		Zurich, Switzerland

MUJ	Bank of America	Bank of America Corporate Center	—	—	3,736	54.10%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MUJ	UBS AG	Bahnhofstrasse 45	—	—	603	8.73%
		PO Box CH-8021
		Zurich, Switzerland

MYC	First Trust	120 East Liberty Drive,	1,415,887	6.70%	—	—
	Portfolios L.P.	Suite 400
		Wheaton, IL 60187

MYC	Bank of America	Bank of America Corporate Center	—	—	1,473	34.70%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MYC	UBS AG	Bahnhofstrasse 45	—	—	615	13.61%
		PO Box CH-8021
		Zurich, Switzerland

MYF	Bank of America	Bank of America Corporate Center	—	—	1,409	59.20%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MYF	UBS AG	Bahnhofstrasse 45	—	—	289	12.15%
		PO Box CH-8021
		Zurich, Switzerland

MYI	Royal Bank of	200 Bay Street	—	—	773	5.10%
	Canada	Toronto, Ontario M5J 2J5
		Canada

MYI	Bank of America	Bank of America Corporate Center	—	—	4,777	33.50%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MYI	UBS AG	Bahnhofstrasse 45	—	—	1,340	9.40%
		PO Box CH-8021
		Zurich, Switzerland

MYJ	Bank of America	Bank of America Corporate Center	—	—	2,528	61.84%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MYJ	UBS AG	Bahnhofstrasse 45	—	—	278	6.80%
		PO Box CH-8021
		Zurich, Switzerland

MYM	Bank of America	Bank of America Corporate Center	—	—	1,733	49.60%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MYM	Citigroup Global	388 Greenwich Street	—	—	294	8.40%
	Markets Inc.	New York, NY 10013

MYM	UBS AG	Bahnhofstrasse 45	—	—	489	13.10%
		PO Box CH-8021
		Zurich, Switzerland

MYN	Bank of America	Bank of America Corporate Center	—	—	5,528	55.80%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held
MYN	UBS AG	Bahnhofstrasse 45	—	—	709	7.20%
		PO Box CH-8021
		Zurich, Switzerland

MZA	Citigroup Global	388 Greenwich Street	—	—	125	7.80%
	Markets Inc.	New York, NY 10013

MZA	Bank of America	Bank of America	—	—	1,046	67.40%
	Corporation	Corporate Center
		100 North Tryon Street
		Charlotte, NC 28255

MZA	UBS AG	Bahnhofstrasse 45	—	—	158	15.00%
		PO Box CH-8021
		Zurich, Switzerland

CYE	First Trust	120 East Liberty Drive,	4,560,394	12.20%	—	—
	Portfolios L.P.	Suite 400
		Wheaton, IL 60187

HYV	First Trust	120 East Liberty Drive,	3,473,873	10.50%	—	—
	Portfolios L.P.	Suite 400
		Wheaton, IL 60187

HYT	First Trust	120 East Liberty Drive,	3,658,722	10.40%	—	—
	Portfolios L.P.	Suite 400
		Wheaton, IL 60187

COY	First Trust	120 East Liberty Drive,	2,812,267	8.10%	—	—
	Portfolios L.P.	Suite 400
		Wheaton, IL 60187

PSY	First Trust	120 East Liberty Drive,	2,071,858	5.10%	—	—
	Portfolios L.P.	Suite 400
		Wheaton, IL 60187

PSY	Spectrum Asset	2 High Ridge Park	2,606,300	6.41%	—	—
	Management, Inc.	Stamford, CT 06905

PSY	Bank of America	Bank of America	—	—	2,646	39.10%
	Corporation	Corporate Center
		100 North Tryon Street
		Charlotte, NC 28255

PSY	UBS AG	Bahnhofstrasse 45	—	—	914	13.52%
		PO Box CH-8021
		Zurich, Switzerland

PSW	Spectrum Asset	2 High Ridge Park	857,000	8.33%	—	—
	Management, Inc.	Stamford, CT 06905

PSW	Bank of America	Bank of America	—	—	956	59.50%
	Corporation	Corporate Center
		100 North Tryon Street
		Charlotte, NC 28255

PSW	UBS AG	Bahnhofstrasse 45	—	—	206	12.80%
		PO Box CH-8021
		Zurich, Switzerland

DSU	First Trust	120 East Liberty Drive,	13,786,476	12.90%	—	—
	Portfolios L.P.	Suite 400
		Wheaton, IL 60187

DVF	First Trust	120 East Liberty Drive,	2,380,479	19.50%	—	—
	Portfolios L.P.	Suite 400
		Wheaton, IL 60187

CII	First Trust	120 East Liberty Drive,	2,337,964	5.50%	—	—
	Portfolios L.P.	Suite 400
		Wheaton, IL 60187

EGF	First Trust	120 East Liberty Drive,	1,251,701	10.70%	—	—
	Portfolios L.P.	Suite 400
		Wheaton, IL 60187

FRB	Claymore	2455 Corporate West Drive	561,291	5.34%	—	—
	Securities Defined	Lisle, IL 60532
	Portfolio

FRB	First Trust	120 East Liberty Drive,	2,280,035	6.50%	—	—
	Portfolios L.P.	Suite 400
		Wheaton, IL 60187

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held
FRA	First Trust	120 East Liberty Drive,	2,939,116	5.40%	—	—
	Portfolios L.P.	Suite 400
		Wheaton, IL 60187

MUI	Bank of America	Bank of America Corporate Center	—	—	6,650	57.80%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MEN	UBS AG	Bahnhofstrasse 45	—	—	394	6.70%
		PO Box CH-8021
		Zurich, Switzerland

MEN	Bank of America	Bank of America Corporate Center	—	—	2,179	38.20%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MHD	Karpus	183 Sully's Trail Rd	—	—	421	12.57%
	Management, Inc.	Pittsford, NY 14534

MHD	UBS AG	Bahnhofstrasse 45	—	—	205	6.12%
		PO Box CH-8021
		Zurich, Switzerland

MHD	Bank of America	Bank of America Corporate Center	—	—	1,418	42.40%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MHD	Morgan Stanley	1585 Broadway	—	—	184	5.50%
		New York, NY 10036

MHD	Royal Bank of	200 Bay Street	—	—	364	5.40%
	Canada	Toronto, Ontario M5J 2J5
		Canada

MUH	UBS AG	Bahnhofstrasse 45	—	—	121	5.21%
		PO Box CH-8021
		Zurich, Switzerland

MUH	Bank of America	Bank of America Corporate Center	—	—	950	43.10%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MUH	Royal Bank of	200 Bay Street	—	—	277	6.30%
	Canada	Toronto, Ontario M5J 2J5
		Canada

MUS	First Trust	120 East Liberty Drive,	1,329,267	10.30%	—	—
	Portfolios L.P.	Suite 400
		Wheaton, IL 60187

MUS	Bank of America	Bank of America Corporate Center	—	—	1,927	55.37%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MUS	Royal Bank of	200 Bay Street	—	—	258	6.80%
	Canada	Toronto, Ontario M5J 2J5
		Canada

MFL	First Trust	120 East Liberty Drive,	3,923,346	10.40%	—	—
	Portfolios L.P.	Suite 400
		Wheaton, IL 60187

MFL	Bank of America	Bank of America Corporate Center	—	—	6,364	57.90%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MFL	UBS AG	Bahnhofstrasse 45	—	—	1,902	19.59%
		PO Box CH-8021
		Zurich, Switzerland

MHN	First Trust	120 East Liberty Drive,	1,734,987	5.60%	—	—
	Portfolios L.P.	Suite 400
		Wheaton, IL 60187

MHN	Karpus	183 Sully’s Trail Road	—	—	2,048	21.02%
	Management, Inc.	Pittsford, NY 14534

MHN	Bank of America	Bank of America Corporate Center	—	—	4,571	46.90%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held
MHN	UBS AG	Bahnhofstrasse 45	—	—	858	10.41%
		PO Box CH-8021
		Zurich, Switzerland

MVT	Bank of America	Bank of America Corporate Center	—	—	3,184	56.86%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MVT	UBS AG	Bahnhofstrasse 45	—	—	320	5.71%
		PO Box CH-8021
		Zurich, Switzerland

MVF	Bank of America	Bank of America Corporate Center	—	—	4,339	44.60%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MVF	UBS AG	Bahnhofstrasse 45	—	—	1,170	12.36%
		PO Box CH-8021
		Zurich, Switzerland

MYD	Bank of America	Bank of America Corporate Center	—	—	4,076	40.52%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MYD	UBS AG	Bahnhofstrasse 45	—	—	905	9.00%
		PO Box CH-8021
		Zurich, Switzerland

MQT	First Trust	120 East Liberty Drive,	1,236,022	5.50%	—	—
	Portfolios L.P.	Suite 400
		Wheaton, IL 60187

MQT	Bank of America	Bank of America Corporate Center	—	—	2,792	59.88%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MQY	Bank of America	Bank of America Corporate Center	—	—	4,616	65.34%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

MQY	UBS AG	Bahnhofstrasse 45	—	—	555	7.86%
		PO Box CH-8021
		Zurich, Switzerland

ARK	First Trust	120 East Liberty Drive,	5,833,508	10.30%	—	—
	Portfolios L.P.	Suite 400
		Wheaton, IL 60187

MHE	UBS AG	Bahnhofstrasse 45	—	—	103	55.68%
		PO Box CH-8021
		Zurich, Switzerland

(This page intentionally left blank.)

Appendix I

Section 16 Filings

Late Forms Relating to Each Fund’s Most Recently Concluded Fiscal Year

Fund	Filing Person	Number of Late Reports and Number of Related Transactions
BlackRock Corporate	James Keenan	One Form 4 relating to one transaction
High Yield Fund III, Inc.

BlackRock Munivest	Peter Hayes	One Form 4 relating to three transactions
Fund II, Inc.

I-1

Important Notice Regarding the Availability of
Proxy Materials for the Annual Shareholder
Meeting to Be Held on September 2, 2010

BlackRock Closed-End Funds

Registration Here

(For formatting: top of this box should be at lateral marker 2)

The control number below will allow you to access proxy information for all investments connected with this Meeting.

YOUR PROXY CONTROL NUMBER

123456789XXX

Dear Shareholder,	July 23, 2010

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and by other means described below. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials available to you include a proxy statement and a proxy card.

The proxy statement is available at www.proxyonline.com.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before August 20, 2010 to facilitate timely delivery.

The Annual Meeting of Shareholders will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Thursday, September 2, 2010, at 1:00 p.m. (Eastern time). That Meeting will be held for the following purposes:

1. To elect nominees to each Fund’s Board of Directors / Trustees; and

2. To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

The Board of Trustees / Directors recommends a vote “FOR” all Board Nominees.

You may attend the Meeting and vote your shares by ballot at that time. If you cannot attend or do not wish to attend the Meeting, please obtain proxy materials via one of the methods listed below and cast your vote promptly so that your shares may be represented.

Thank you in advance for your participation.

Sincerely,

Howard B. Surloff
Secretary of the Funds

Please address any correspondence regarding this matter to: BlackRock Closed-End Funds P.O. Box 6500 Carlstadt, NJ 07072

All proxy materials including the proxy statement can be obtained using one of the methods listed below.

INTERNET	E-MAIL	PHONE

Log on to the secure voting site www.proxyonline.com using the control number listed above. There you may review the proxy materials, request a hard copy of the materials and/or enter your voting instructions. You may also indicate your instructions to receive all future proxy materials from this issuer via mail or e-mail.	To request a copy of the proxy materials send an e-mail with your control number in the subject line to: mailproxy@proxyonline.com (To receive hard copies via the mail) or emailproxy@proxyonline.com (To receive electronic copies via e-mail). To elect either method above for all future proxy materials from this issuer please type “Permanent Request” in the body of the e-mail.	Call toll-free 1-866-796-7185 and reference the control number listed above to request a copy of the proxy materials. Proxy representatives will be ready to assist you Monday through Friday from 9 a.m. to 10 p.m. Eastern time.

SHAREHOLDER PRIVACY: Please note that no personal information other than the control number listed above is required to request proxy materials and/or issue your proxy voting instructions.

If you have any questions about obtaining proxy materials, please contact us at the number above.

BLACKROCK CLOSED-END FUNDS

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in one of the BlackRock Closed-End Funds, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Shareholder Meeting to be held on 09/02/10

Proxy Materials Available

Proxy Statement & Proxy Card

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 8/20/10.
 HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com
HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET -	www.proxyvote.com
2) BY TELEPHONE -	1-800-579-1639
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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	09/02/10
Meeting Time:	1:00 p.m. (Eastern time)
For holders as of:	07/06/10

Meeting Location:

BlackRock Advisors, LLC
11th Floor
Park Avenue Plaza
55 East 52nd Street
New York, NY 10055

Directions to the meeting can be obtained by calling toll free at 1-866-796-7185.

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.
Please refer to the proposals and follow the instructions.

Voting items

The Board of Directors recommends that you vote “FOR” the proposal.

1.          TO ELECT BOARD MEMBER NOMINEES

01) W. Carl Kester

02) Frank J. Fabozzi

Voting items

The Board of Directors recommends that you vote “FOR” the proposal

1.	TO ELECT BOARD MEMBER NOMINEES

01) R. Glenn Hubbard

02) Richard S. Davis

03) James T. Flynn

04) Karen P. Robards

05) Richard E. Cavanagh

06) Kathleen F. Feldstein

07) Henry Gabbay

08) Jerrold B. Harris

Voting Instructions

(FUND NAME HERE) (appropriate share class name listed here) Proxy for Annual Meeting of Shareholders—September 2, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

The undersigned hereby appoints Anne Ackerley, Brendan Kyne and Jay Fife, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on July 6, 2010 at the Annual Meeting of Shareholders of the Fund to be held on September 2, 2010 or at any adjournments, postponements or delays thereof.

The validity of this proxy is governed by Massachusetts or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH
---------------------------------------------------------------------------------------------------------

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BY TELEPHONE
To vote by telephone, call toll free 866-458-9863 and enter the 12-digit control number found on the reverse side of this Proxy Card. Follow the instructions provided. This touch-tone voting service is available 24 hours a day, seven days a week.

BY MAIL
To vote by mail, mark the appropriate voting box on the reverse side of this Proxy Card, sign and date the Proxy Card and return it in the enclosed postage-paid envelope or mail to: BlackRock Closed-End Funds, P.O. Box 6500, Carlstadt, NJ 07072.

(FUND NAME HERE)

CONTROL NUMBER

SAMPLE BALLOT ONLY

PLEASE CAST YOUR VOTE PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

THIS PROXY CARD MUST BE SIGNED AND DATED FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED BELOW, A VOTE WILL BE CAST “FOR” EACH BOARD MEMBER NOMINEE. PLEASE VOTE, SIGN AND DATE BELOW AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

To vote the proxy for all Board Member Nominees in the same manner, please use the boxes below.

	FOR ALL	ABSTAIN ALL
	|_|	|_|

To vote for each Board Member Nominee individually, please use these boxes.

1. TO ELECT BOARD MEMBER NOMINEES	FOR	ABSTAIN
Richard E. Cavanagh	|_|	|_|
Richard S. Davis	|_|	|_|
Frank J. Fabozzi	|_|	|_|
Kathleen F. Feldstein	|_|	|_|
James T. Flynn	|_|	|_|
Henry Gabbay	|_|	|_|
Jerrold B. Harris	|_|	|_|
R. Glenn Hubbard	|_|	|_|
W. Carl Kester	|_|	|_|
Karen P. Robards	|_|	|_|

Please be sure to sign and date this Proxy Card. Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

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Shareholder sign here

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Joint owner sign here

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Date

(BARCODE HERE)	(TAGID HERE)	(CUSIP HERE)